As filed with the Securities and Exchange Commission on December 4, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Annual Report September 30, 2020

DoubleLine Income Solutions Fund

NYSE: DSL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Annual Report	September 30, 2020	3

Chairman’s Letter	(Unaudited) September 30, 2020

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 12-month period ended September 30, 2020. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

November 1, 2020

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) September 30, 2020

•	Emerging Markets (EM) Debt

For the 12-month period ended September 30, 2020, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks U.S. dollar-denominated, EM fixed-income sovereign debt, posted a return of 1.29%. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, which tracks U.S. dollar-denominated, EM fixed-income corporate debt, posted a return of 4.85%. Spreads widened 95 basis points (bps) for the J.P. Morgan EMBI Global Diversified and 57 bps for the J.P. Morgan CEMBI Broad Diversified. Spreads ground tighter over the first three months of the period as central banks provided accommodative stimulus measures and U.S.-China trade negotiations made positive strides. In late February and the first three weeks of March, EM spreads widened sharply as global markets grappled with pandemic lockdowns. Following unprecedented global central bank accommodation, government support programs and improved investor sentiment as economies reopened, EM spreads tightened significantly in the second and third quarters. EM investment grade credits significantly outperformed their high yield counterparts over the 12-month period in both indexes. At the regional level, Europe was the best-performing region and Africa the worst in the sovereign index. The Middle East was the best performer and Africa the worst in the corporate index.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended September 30, 2020, the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index returned 4.36%. The index underperformed the Bloomberg Barclays US Government Index return of 7.97% in a period when U.S. Treasuries rallied substantially and mortgage spreads widened. Treasury rates decreased across the curve, with two-year yields down 150 basis points (bps) and 10-year yields down 98 bps. In March, the Federal Reserve implemented a so-called “infinite” quantitative easing program in response to the sharp decline in economic activity resulting from the pandemic. The Fed cut the Federal Funds Rate three times during the first half of the 12-month period – pledging to keep it near zero until 2023. The Fed also purchased Agency residential MBS (RMBS) to boost the mortgage market. The Fed purchased a gross $1.11 trillion in Agency RMBS as of September 30, 2020, which was approaching the $1.25 trillion in Agency RMBS purchased between January 2009 and March 2010. As risk-free borrowing costs sharply declined, mortgage rates also experienced a notable fall, with the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index decreasing 74 bps, ending the 12-month period at 2.90%. Refinance activity spiked in March and remained elevated through the 12-month period, according to the Mortgage Bankers Association Refinance Index (seasonally adjusted), resulting in unprecedented prepayment speeds in the mortgage market and a substantial increase in issuance. Despite Fed intervention, Agency MBS underperformed both the Bloomberg Barclays US MBS and Government indexes toward the end of the period as Constant Prepayment Rates reached unprecedented speeds.

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the 12-month period ended September 30, 2020, the non-Agency residential mortgage-backed securities (RMBS) sector experienced significant volatility, with credit spreads moving wider. The first three months were relatively uneventful, and as 2019 came to a close, credit spreads finished near their tightest 2019 levels. As of the end of 2019, mortgage credit fundamentals were solid, and unemployment was at 3.5% as reported by the U.S. Bureau of Labor Statistics. Housing fundamentals were firmly supported by falling mortgage rates and rising wages, with the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index ending 2019 at 3.74%, the lowest level since 2016. Then came COVID-19 and quarantine and the economic fallout in March and April. The non-Agency RMBS sector experienced unprecedented market stress. Credit spreads widened rapidly, and new issuance ground to a halt. The market suddenly began processing potential negative borrower outcomes in addition to digesting the supply resulting from many leverage participants needing to sell down positions with a high level of urgency. In part due to federal programs, the market began to stabilize. Mortgage fundamentals began to improve, with delinquency rates tapering as time passed and mortgage forbearance rates rising but below expectations. The overall housing market was remarkably robust during the economic downturn. Despite high unemployment, record low interest rates and a diminishing inventory of properties for sale boosted home prices. The Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index finished the 12-month period down 84 basis points from the start of the year, marking its lowest level since the beginning of the data series. Also, less densely populated and suburban areas experienced faster acceleration of home price appreciation than densely populated metro areas.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended September 30, 2020, $87.2 billion of new-issue commercial mortgage-backed securities (CMBS) priced compared to $91.9 billion in the previous 12-month period. New issuance nearly shuttered in March as the nation and world went into COVID-19 lockdown. Only one deal priced from mid-March through the end of April. However, as investors and issuers

Annual Report	September 30, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2020

became more comfortable with the macro environment, an increasing number of deals took place, comprising loans issued after the start of quarantine measures in April. September saw eight deals come to market, and more than $6 billion was slated to price in October. The street was projecting 2020 new issuance to increase to more than $60 billion. Secondary CMBS spreads were mixed for the 12-month period ended September 30, 2020, a result of market volatility associated with the pandemic coupled with the Federal Reserve’s accommodative approach to broader market volatility associated with reactions to COVID-19. Spreads on 10-year AAA last cash flows tightened by 9 basis points (bps) while BBB- bonds were wider by 240 bps. The Trepp CMBS Delinquency Rate for U.S. commercial real estate loans fell for three consecutive months after experiencing two huge jumps in May and June. The percentage of loans that were delinquent 30 days or longer sat at 8.92% across all property types at the end of September, about 688 bps higher than the low seen in February but 140 bps lower than the June high. However, we would note that this is backward looking, and we would presume the delinquency rate could increase due to the percentage of loans in special servicing steadily rising to 10.48% by the end of September. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 6.63% for the 12-month period ended September 30, 2020, underperforming the broader Bloomberg Barclays US Aggregate Bond Index return of 6.98%. The RCA Commercial Property Price Index increased 1.62% on the national level for the 12-month period ended August 31, 2020, compared to 6.69% over the previous 12-month period.

•	U.S. High Yield (U.S. HY)

For the 12-month period ended September 30, 2020, the Bloomberg Barclays US Corporate High Yield Index returned 3.25%. Intermediate maturity bonds returned 2.32%, underperforming longer maturity bonds, which returned 17.30%. Higher-rated bonds outpaced those with lower ratings, as bonds rated BB returned 6.79%, bonds rated B returned 1.42% and bonds rated CCC returned a negative 3.48%. Notable outperformers by industry were wireless, supermarkets and diversified manufacturing. Notable underperformers were oil field services, retail real estate investment trusts and airlines.

•	Bank Loans

For the 12-month period ended September 30, 2020, the S&P/LSTA Leveraged Loan Index returned 1.06%, with a steep sell-off through March due to COVID-19 and a subsequent rally. While higher-quality credits outperformed lower-rated credits during the sell-off, as the rebound seasoned, lower-rated and deep discount paper outperformed. In the last 12 months, loans rated B performed best, rising 2.14%. Loans rated BB declined 0.58%, and loans rated CCC fell 3.12%. The index’s worst-performing sectors were cosmetics-toiletries (-17.81%), nonferrous metals-minerals (-14.83%), and oil and gas (-13.20%). The best performers were beverage and tobacco (+6.26%), ecological services and equipment (+4.28%), and automotive (+4.09%). The weighted average bid price of the index at the end of the period was $93.18, down from $96.34 a year ago. The trailing 12-month default rate (by issuer count) rose from 1.58% on September 30, 2019, to 4.64% on September 30, 2020, as reported by financial data firm Leveraged Commentary & Data.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended September 30, 2020, the collateralized loan obligation (CLO) market marked $88.7 billion in new issuance across 200 deals. Refinancing and reset activity totaled $33 billion, with February volume accounting for nearly $20 billion. After February, shorter reinvestment periods and smaller deals dominated the new-issue market. Fixed-rate, single-tranche refinancings seemingly emerged as the predominant choice in the refi space. Although CLO spreads retraced much of the widening in late March, they remained wider across the stack year-over year. The J.P. Morgan CLO Total Return Level Index returned 1.98% in the 12-month period ended September 30, 2020.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2020

For the 12-month period ended September 30, 2020, the DoubleLine Income Solutions Fund underperformed the Bloomberg Barclays Global Aggregate Bond Index return of 6.24% on a net asset value basis. The primary drivers of underperformance in the Fund were duration positioning and asset allocation. In terms of duration positioning, the Fund consistently maintained a lower duration than the index, which hindered relative performance when reactions to conditions arising out of the pandemic sent government bond yields substantially lower. Regarding asset allocation, the Fund held various forms of below-investment-grade debt, while the index is made up of exclusively investment grade (IG) debt. This hurt performance as the conditions arising out of the pandemic adversely affected lower-rated issuers more than IG issuers. The best-performing sector within the Fund was Agency residential mortgage-backed securities, some of which enjoyed strong returns due to their longer duration and government support. The largest detractor from performance was emerging markets debt, which was adversely affected by liquidity conditions and the decline of commodity prices. Fund leverage, which detracted from performance over this period, was 28.55% as of September 30, 2020.

12-Month Period Ended 9-30-20	1-Year

Total Return based on NAV	-5.87%

Total Return based on Market Price	-10.10%

Bloomberg Barclays Global Aggregate Bond Index	6.24%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the prospectus. The outbreak of COVID-19 has affected the worldwide economy, including the U.S. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing. A summary of certain information about the Fund can be found within this report. Please refer to the Table of Contents for further information. This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting https://doublelinefunds.com/income-solutions-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) (ERISA Only) Index—This index measures the performance of investment grade CMBS. The index includes only CMBS that are eligible under the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including that the certificates be in one of the three highest rating categories by Fitch, Moody’s or S&P.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) (ERISA Only) Total Return Index—This index tracks the Barclays Capital U.S. CMBS (ERISA Only) Index on a total return basis.

Basis Point—A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Annual Report	September 30, 2020	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

Bloomberg Barclays Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg Barclays US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment-grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg Barclays US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg Barclays US HY Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays US HY Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg Barclays US Corporate HY Index.

Bloomberg Barclays US Government/Credit Index—This index is a broad-based flagship benchmark that measures the nonsecuritized component of the Bloomberg Barclays US Aggregate Bond Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg Barclays US Government Index—This index is the U.S. government securities component of the US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment-grade, fixed-rate mortgage-backed pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Constant Prepayment Rate (CPR)—Metric (also known as “Conditional Prepayment Rate”) that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target Federal Funds Rate eight times a year, based on prevailing economic conditions.

Freddie Mac Primary Mortgage Market Survey (PMMS)—This weekly national survey tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types. The survey is compiled Monday through Wednesday and released (as average rates and points) on Thursday.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year, fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS).

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

J.P. Morgan Collateralized Loan Obligation Index (CLOIE)—This index a market value-weighted index consisting of U.S. dollar-denominated collateralized loan obligations (CLOs).

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets (EM) corporate bonds. CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets (EM) corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—This index tracks emerging markets (EM) bonds and comprises sovereign debt and emerging corporate bonds.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This index is a uniquely weighted version of the EMBI, which tracks emerging markets (EM) bonds and comprises sovereign debt and emerging corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Mortgage Bankers Association (MBA) Refinance Index—This index, a component of the MBA’s Weekly Application Survey, tracks the number of mortgage refinance applications. The index is used to help predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property, round-trip investment, price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

8	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2020

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Annual Report	September 30, 2020	9

Standardized Performance Summary	(Unaudited) September 30, 2020

DSL
DoubleLine Income Solutions Fund Returns as of September 30, 2020	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-26-13 to 9-30-20)

Total Return based on NAV	-5.87%	-0.32%	5.63%	3.85%

Total Return based on Market Price	-10.10%	0.39%	8.64%	3.45%

Bloomberg Barclays Global Aggregate Bond Index	6.24%	4.10%	3.92%	2.21%

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

10	DoubleLine Income Solutions Fund

Schedule of Investments DoubleLine Income Solutions Fund	September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.1%

	AASET Ltd.,
2,361,904	Series 2019-2-C	6.41%	^Þ	10/16/2039	1,422,079

	Castlelake Aircraft Securitization Trust,
368,642	Series 2018-1-C	6.63%	^Þ	06/15/2043	192,805
1,270,426	Series 2019-1A-C	6.90%	^Þ	04/15/2039	720,117

	GAIA Aviation Ltd.,
3,746,794	Series 2019-1-C	7.00%	^§Þ	12/15/2044	1,849,530

	Harley Marine Financing LLC,
3,929,009	Series 2018-1A-A2	5.68%	^	05/15/2043	3,527,861

	Hertz Vehicle Financing II LP,
1,500,000	Series 2019-2A-B	3.67%	^	05/25/2025	1,496,790

	Horizon Aircraft Finance Ltd.,
890,114	Series 2018-1-C	6.66%	^Þ	12/15/2038	350,272
3,000,000	JetBlue Pass Through Trust - Class B	8.00%		11/15/2027	3,113,078

	LendingClub Receivables Trust,
8,871,000	Series 2020-3-B	7.50%	^	01/16/2046	8,818,005

	Pagaya AI Debt Selection Trust,
2,913,561	Series 2020-2-NOTE	7.50%	^	12/15/2027	2,935,856

	SoFi Professional Loan Program,
50,000	Series 2018-A-R1	6.11%	^Þ@	02/25/2042	2,426,427
14,827	Series 2018-A-R2	6.11%	^Þ@	02/25/2042	719,533
100,000	Series 2018-C-R1	5.58%	^Þ@	01/25/2048	3,711,141

	START Ireland,
1,553,199	Series 2019-1-C	6.41%	^Þ	03/15/2044	778,884

	Start Ltd.,
295,521	Series 2019-2-C	6.66%	^Þ	11/15/2044	144,175

	Tesla Auto Lease Trust,
2,000,000	Series 2019-A-E	5.48%	^	05/20/2023	2,096,191

Total Asset Backed Obligations (Cost $39,735,348)					34,302,744

BANK LOANS 10.1%

	Alera Group Intermediate Holdings, Inc.,
743,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.07%		08/01/2025	733,647

	Almonde, Inc.,
3,000,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	2,833,500

	American Tire Distributors, Inc.,
6,464,799	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor, 1 Month LIBOR USD + 13.00%, 1.50% PIK)	8.50%		09/02/2024	5,555,105

	Applied Systems, Inc.,
4,653,195	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		09/19/2025	4,726,879

	Asurion LLC,
4,067,576	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.66%		07/14/2025	4,082,402

	Auris Luxembourg III Sarl,
1,782,440	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		07/25/2025	1,654,702

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Avaya, Inc.,
2,510,719	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.40%		12/16/2024	2,501,705
3,118,910	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		12/15/2027	3,051,666

	BI-LO LLC,
8,361,096	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	9.00%		05/31/2024	8,375,560

	Connect U.S. Finco LLC,
2,049,863	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/23/2026	1,992,220

	Covia Holdings Corporation,
1,822,538	Senior Secured First Lien Term Loan (Prime Rate + 5.00%, 1.00% Floor)	8.25%	Ω	06/02/2025	1,344,121

	Cross Financial Corporation,
1,800,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/15/2027	1,797,750

	CSM Bakery Solutions LLC,
2,025,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	7.25%		01/04/2022	1,891,350
2,980,707	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%, 1.00% Floor)	1.00%		07/02/2021	2,543,542

	Cyxtera DC Holdings, Inc.,
4,995,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		05/01/2025	2,650,847

	Dynasty Acquisition Company, Inc.,
288,255	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/01/2026	256,084
536,154	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		04/06/2026	476,317

	EnergySolutions LLC,
1,505,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		05/02/2025	1,445,136

	Excelitas Technologies Corporation,
1,250,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 1.00% Floor)	8.50%		11/15/2025	1,231,644

	Flexential Intermediate Corporation,
6,385,753	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.81%		08/01/2024	5,507,712

	Foresight Energy LLC,
2,370,936	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	Þ	06/30/2027	2,370,936

	Froneri US, Inc.,
475,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%)	5.91%		01/28/2028	473,813

	Gavilan Resources LLC,
4,066,129	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	Ω	03/01/2024	50,827

	Getty Images, Inc.,
1,540,498	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.69%		02/19/2026	1,444,987

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Granite US Holdings Corporation,
3,940,225	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	3,743,214

	Gulf Finance LLC,
9,279,717	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		08/25/2023	6,584,748

	Houston Foods, Inc.,
599,549	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.91%		06/27/2025	577,689

	Hyland Software, Inc.,
7,700,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		05/31/2025	7,683,984

	Jo-Ann Stores LLC,
1,243,246	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	1,074,245

	Keane Group Holdings LLC,
1,822,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/30/2025	1,629,128

	Kindred Healthcare, Inc.,
4,717,741	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.19%		06/23/2025	4,670,564

	Klockner-Pentaplast of America, Inc.,
671,906	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	654,550

	Lealand Finance Company BV,
662,015	Senior Secured First Lien Term Loan	4.15%	±	06/30/2025	503,132
52,939	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.16%		06/30/2024	46,322

	Longview Power LLC,
735,795	Guaranteed Senior Secured First Lien Term Loan	10.15%	±	04/14/2025	779,942

	LSF9 Atlantis Holdings LLC,
3,125,957	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		05/01/2023	3,045,214

	Milano Acquisition Corporation,
1,670,000	Senior Secured First Lien Term Loan	4.75%	±	08/17/2027	1,656,431

	Mileage Plus Holdings LLC,
865,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		07/30/2027	880,561

	Millennium Trust Company LLC,
3,915,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.16%		03/27/2026	3,745,782

	Mirion Technologies, Inc.,
1,777,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%)	5.07%		03/06/2026	1,770,612

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mitchell International, Inc.,
7,206,895	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.40%		12/01/2025	6,868,171

	MLN US HoldCo LLC,
1,719,222	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.66%		07/11/2025	1,477,456
2,920,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	8.91%		07/13/2026	1,583,370

	NEP Group, Inc.,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.16%		10/19/2026	725,507

	Pearl Intermediate Parent LLC,
3,845,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	6.41%		01/30/2026	3,751,278

	Pelican Products, Inc.,
640,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	8.75%		05/01/2026	513,600

	Playtika Holding Corporation,
1,170,000	Senior Secured First Lien Term Loan	7.00%	±	12/10/2024	1,173,223

	PowerTeam Services LLC,
2,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		03/06/2026	1,786,670

	Prairie ECI Acquiror LP,
2,266,724	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	4.91%		03/11/2026	2,054,218

	RentPath, Inc.,
656,190	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		11/30/2020	613,538
3,778,819	Senior Secured First Lien Term Loan (Prime Rate + 3.75%, 1.00% Floor)	7.00%	ÎΩ	12/17/2021	2,753,021

	Restaurant Technologies, Inc.,
2,395,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	6.66%		10/01/2026	2,227,350

	Solenis International LP,
2,785,145	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.26%		12/26/2023	2,729,735
2,315,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	8.76%		06/18/2024	2,166,840

	Sotera Health Holdings LLC,
1,671,600	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		11/20/2026	1,666,727

	Sound Inpatient Physicians, Inc.,
3,771,145	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.91%		06/26/2026	3,693,384

	Southern Graphics, Inc.,
1,562,500	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.50%)	7.66%		11/22/2023	511,719

	Summit Midstream Partners Holdings LLC,
2,223,962	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		05/13/2022	508,731

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Syncreon Group Holdings B.V.,
867,468	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%		10/01/2024	835,480

	Tapstone Energy Holdings LLC,
259,798	Unsecured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	Þ	04/17/2024	255,563

	The Edelman Financial Center LLC,
2,216,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.14%		07/21/2025	2,145,784
900,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.89%		07/20/2026	864,846

	TIBCO Software Inc,
1,890,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.41%		03/03/2028	1,860,469

	TKC Holdings, Inc.,
3,819,235	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	9.00%		02/01/2024	3,223,148

	Travel Leaders Group LLC,
506,705	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.16%		01/25/2024	377,865

	Travelport Finance SARL,
2,868,522	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		02/28/2025	2,765,442
3,131,773	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%)	6.07%		03/18/2026	2,372,318

	Vantage Specialty Chemicals, Inc.,
4,000,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 8.25%, 1.00% Floor)	9.25%		10/27/2025	3,071,680

	WASH Multifamily Laundry Systems LLC,
1,650,859	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.00%		05/15/2023	1,510,536
289,141	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.00%		05/15/2023	264,564

	WaterBridge Midstream Operating LLC,
2,977,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/18/2026	2,496,857

	Web.Com Group, Inc.,
4,350,606	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	7.90%		10/09/2026	4,141,233

	WeddingWire, Inc.,
2,725,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	8.56%		12/21/2026	2,343,500

	Wink Holdco, Inc.,
3,197,534	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.75%		12/01/2025	3,213,522

Total Bank Loans (Cost $185,409,349)					166,585,915

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 12.6%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2 (3 Month LIBOR USD + 4.25%)	4.53%	^	07/15/2026	1,955,820
6,000,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.25%)	6.53%	^	07/15/2026	5,301,456

	Apidos Ltd.,
2,000,000	Series 2015-21A-ER (3 Month LIBOR USD + 8.25%, 8.25% Floor)	8.52%	^	07/19/2027	1,558,565
3,000,000	Series 2016-24A-DR (3 Month LIBOR USD + 5.80%)	6.07%	^	10/21/2030	2,594,976

	Atrium,
2,500,000	Series 15A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	6.11%	^	01/23/2031	2,300,013

	Babson Ltd.,
2,250,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.72%	^	10/21/2030	1,912,845

	Barings Ltd.,
1,500,000	Series 2018-4A-E (3 Month LIBOR USD + 5.82%, 5.82% Floor)	6.10%	^	10/15/2030	1,303,302
5,000,000	Series 2019-2A-D (3 Month LIBOR USD + 6.69%, 6.69% Floor)	6.97%	^	04/15/2031	4,581,091
1,000,000	Series 2020-1A-E (3 Month LIBOR USD + 7.40%)	0.01%	^	10/15/2032	980,000

	BlueMountain Ltd.,
2,500,000	Series 2015-2A-F (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.07%	^	07/19/2027	1,426,892

	Buttermilk Park Ltd.,
6,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.03%	^	10/15/2031	5,794,053

	Canyon Capital Ltd.,
8,050,000	Series 2015-1A-ER (3 Month LIBOR USD + 6.85%)	7.13%	^	04/16/2029	6,996,548
2,500,000	Series 2016-1A-ER (3 Month LIBOR USD + 5.75%)	6.03%	^	07/15/2031	2,108,414
6,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	6.53%	^	07/15/2030	5,678,582
2,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.03%	^	07/15/2031	2,163,140

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.50%)	5.78%	^	10/15/2030	1,502,487
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 6.70%, 6.70% Floor)	6.97%	^	04/21/2031	2,718,924

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.08%	^	04/15/2030	1,339,984

	Dryden Ltd.,
2,500,000	Series 2018-55A-F (3 Month LIBOR USD + 7.20%)	7.48%	^	04/15/2031	1,804,204
3,250,000	Series 2019-68A-E (3 Month LIBOR USD + 6.75%)	7.03%	^	07/15/2032	3,002,672

	Dryden Senior Loan Fund,
3,000,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	5.43%	^	01/15/2031	2,544,426

	Galaxy Ltd.,
1,250,000	Series 2017-24A-E (3 Month LIBOR USD + 5.50%)	5.78%	^	01/15/2031	1,077,619

	Halcyon Loan Advisors Funding Ltd.,
1,032,314	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.25%	^Þ	04/28/2025	348,158
1,100,605	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	6.00%	^Þ	04/28/2025	0

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HPS Loan Management Ltd.,
1,500,000	Series 13A-18-E (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.78%	^	10/15/2030	1,311,849
1,000,000	Series 15A-19-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.86%	^	07/22/2032	935,382

	LCM LP,
3,500,000	Series 14A-FR (3 Month LIBOR USD + 7.61%)	7.88%	^Þ	07/21/2031	2,203,468
5,000,000	Series 17A-ER (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.28%	^	10/15/2031	3,721,953
7,000,000	Series 19A-E1 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	6.73%	^	07/15/2027	5,794,208
6,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	5.57%	^	01/21/2031	5,088,708
2,000,000	Series 28A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.02%	^	10/21/2030	1,650,892

	Madison Park Funding Ltd.,
11,000,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.06%	^	10/22/2030	9,527,203
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	6.62%	^	10/21/2030	6,356,334
3,000,000	Series 2017-25A-D (3 Month LIBOR USD + 6.10%)	6.34%	^	04/25/2029	2,636,809
2,000,000	Series 2019-34A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.99%	^	04/25/2031	1,924,926
2,000,000	Series 2019-37A-E (3 Month LIBOR USD + 6.55%)	6.83%	^	07/15/2032	1,906,087

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR2 (3 Month LIBOR USD + 4.50%)	4.78%	^	01/18/2028	8,691,262
7,500,000	Series 2015-16A-ER (3 Month LIBOR USD + 5.00%)	5.27%	^	01/18/2028	6,812,780
3,250,000	Series 2019-22A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	7.03%	^	04/15/2031	3,141,470

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	5.68%	^	01/15/2028	1,837,071
1,000,000	Series 2019-31A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	7.02%	^	04/21/2031	966,350
1,750,000	Series 2019-32A-E (3 Month LIBOR USD + 6.70%, 6.70% Floor)	6.97%	^	01/20/2032	1,696,735
2,250,000	Series 2019-33A-E (3 Month LIBOR USD + 6.80%)	7.07%	^	10/18/2032	2,200,671
2,000,000	Series 2019-34A-E (3 Month LIBOR USD + 7.80%)	8.07%	^	01/20/2033	2,009,892

	Newark BSL Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	6.54%	^	07/25/2030	1,799,341

	Niagara Park Ltd.,
3,675,000	Series 2019-1A-E (3 Month LIBOR USD + 6.45%, 6.45% Floor)	6.72%	^	07/19/2032	3,462,708

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.43%	^	07/16/2029	4,690,339
8,250,000	Series 2013-1A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.02%	^	07/17/2030	7,243,777
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	7.27%	^	07/19/2030	5,005,677
2,500,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	7.26%	^	02/17/2032	2,368,607

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd., (Cont.)
3,000,000	Series 2016-1A-ER (3 Month LIBOR USD + 7.25%)	7.51%	^	01/24/2033	2,832,795
2,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	8.37%	^	07/15/2030	1,507,534
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.47%	^	03/17/2030	3,545,462
3,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.84%	^	10/25/2032	2,864,659
1,000,000	Series 2019-1A-E (3 Month LIBOR USD + 7.69%, 7.69% Floor)	7.97%	^	10/15/2032	1,003,370
1,000,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.06%	^	05/12/2031	910,000

	Sound Point Ltd.,
500,000	Series 2020-2A-E (3 Month LIBOR USD + 7.24%, 7.24% Floor)	7.24%	^	10/25/2031	484,985

	Stewart Park Ltd.,
7,500,000	Series 2015-1A-ER (3 Month LIBOR USD + 5.28%, 5.28% Floor)	5.56%	^	01/15/2030	6,489,683

	Venture Ltd.,
7,200,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	6.99%	^	10/20/2028	5,269,791
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	7.07%	^	01/22/2029	3,745,422
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	6.62%	^	07/22/2030	2,996,935

	Voya Ltd.,
4,050,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	6.92%	^	07/20/2029	3,710,279
1,500,000	Series 2017-1A-D (3 Month LIBOR USD + 6.10%)	6.37%	^	04/17/2030	1,326,314
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.25%, 5.25% Floor)	5.53%	^	07/15/2031	851,002
1,000,000	Series 2018-2A-F (3 Month LIBOR USD + 7.29%, 7.29% Floor)	7.57%	^	07/15/2031	730,632

	Wind River Ltd.,
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	7.02%	^	10/18/2030	1,596,272
3,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.03%	^	01/15/2031	2,678,152
2,000,000	Series 2014-3A-ER2 (3 Month LIBOR USD + 6.22%, 6.22% Floor)	6.48%	^	10/22/2031	1,555,712
5,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	6.69%	^	04/18/2029	4,444,635
3,000,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	6.68%	^	10/15/2030	2,663,944
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	5.78%	^	07/15/2030	838,563
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	6.03%	^	07/15/2030	838,184

	Total Collateralized Loan Obligations (Cost $242,535,008)				208,862,995

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 63.6%
24,000,000	AES Andres B.V.	7.95%	^	05/11/2026	24,480,240
5,500,000	AES Argentina Generacion S.A.	7.75%	^	02/02/2024	3,846,535
29,500,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	20,631,415
930,000	AES Dominicana	7.95%		05/11/2026	948,609
1,000,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.25%)	8.38%	†	06/04/2024	1,033,750
5,885,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.29%)	7.88%	†	01/31/2025	5,983,858
7,200,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.08%)	7.75%	†	11/25/2025	7,253,638
10,000,000	Air Canada Class C Pass Through Trust	10.50%	^	07/15/2026	10,227,644
16,100,000	Alpha Holdings S.A.	10.00%		12/19/2022	13,664,875
400,000	Alpha Holdings S.A.	10.00%	^	12/19/2022	339,500
6,300,000	Alpha Holdings S.A.	9.00%		02/10/2025	4,797,450
12,950,000	Alpha Holdings S.A.	9.00%	^	02/10/2025	9,861,425
6,000,000	AMS AG	7.00%	^	07/31/2025	6,369,330
22,000,000	Banco de Galicia y Buenos Aires S.A. (5 Year CMT Rate + 7.16%)	8.25%		07/19/2026	18,920,220
12,550,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	9,632,251
13,500,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	10,361,385
22,500,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†z	01/06/2167	22,486,500
8,209,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	†z	06/27/2029	8,099,328
700,000	Bayan Resources Tbk PT	6.13%		01/24/2023	663,614
12,000,000	Braskem Finance Company (5 Year CMT Rate + 8.22%)	8.50%	^	01/23/2081	12,067,620
9,145,000	Braskem Idesa S.A.	7.45%	[z]	11/15/2029	8,621,540
16,850,000	Braskem Idesa SAPI	7.45%	^z	11/15/2029	15,885,506
5,026,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	4.93%	†	12/29/2049	4,453,036
10,350,000	C5 Capital Ltd. (3 Month LIBOR USD + 4.28%)	4.50%	†	12/29/2049	8,590,500
1,958,000	Calfrac Holdings LP	10.88%	^	03/15/2026	1,419,550
3,690,000	Calfrac Holdings LP	8.50%	^Ω	06/15/2026	350,550
3,340,000	Capex S.A.	6.88%	^	05/15/2024	2,820,663
22,136,000	Capex S.A.	6.88%		05/15/2024	18,694,073
7,050,000	Central China Real Estate Ltd.	7.25%		07/16/2024	6,883,199
18,230,000	CFG Investment S.A.C.	9.75%	Ω	07/30/2019	11,302,600
23,750,000	Cia General de Combustibles S.A.	9.50%	^	03/08/2025	18,406,487
2,800,000	Connect Finco LLC	6.75%	^z	10/01/2026	2,813,160
3,800,000	Credito Real S.A. de C.V.	9.50%		02/07/2026	3,658,450
9,400,000	Credito Real S.A.B. de C.V. (10 Year CMT Rate + 7.03%)	9.13%	^†	05/29/2163	7,167,594
26,961,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	05/29/2163	20,558,032
13,104,000	Credivalores-Crediservicios S.A.	9.75%		07/27/2022	9,906,821
4,406,000	Credivalores-Crediservicios S.A.	8.88%		02/07/2025	3,073,185
12,550,000	Credivalores-Crediservicios SAS	8.88%	^	02/07/2025	8,753,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
40,000,000	CSN Islands Corporation	7.00%	†z	03/23/2167	35,050,400
3,858,324	Digicel Group Ltd. (PIK 7.00%)	7.00%	^†	12/01/2021	501,582
15,072,464	Digicel Group Ltd. (PIK 8.00%)	16.00%	^	04/01/2025	5,350,725
7,600,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	5,633,500
19,000,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	14,083,750
16,644,000	Empresa Electrica Guacolda S.A.	4.56%	[z]	04/30/2025	13,691,604
13,447,000	Garda World Security Corporation	8.75%	^	05/15/2025	13,623,357
6,000,000	Geopark Ltd.	6.50%	[z]	09/21/2024	5,664,000
19,000,000	Geopark Ltd.	5.50%z		01/17/2027	16,862,690
3,660,000	GFL Environmental, Inc.	8.50%	^ z	05/01/2027	3,977,962
5,000,000	Gilex Holding Sarl	8.50%		05/02/2023	5,096,925
10,000,000	Gilex Holding Sarl	8.50%	^	05/02/2023	10,193,850
14,800,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	5,101,560
9,000,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	3,144,465
21,000,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	7,337,085
23,634,000	Grupo Idesa S.A. de C.V. (PIK 10.38%)	10.13%	^ z	05/22/2026	13,175,955
15,000,000	Instituto Costarricense de Electricidad	6.38%	^	05/15/2043	11,962,650
19,511,000	Instituto Costarricense de Electricidad	6.38%	[z]	05/15/2043	15,560,218
3,300,000	Intelsat Jackson Holdings S.A.	8.50%	^Ω	10/15/2024	2,136,420
7,715,000	Intelsat Jackson Holdings S.A.	9.75%	^Ω	07/15/2025	5,065,669
5,925,566	Invepar Holdings	0.00%	ÞΩ	12/30/2028	253,389
26,500,000	Kosmos Energy Ltd.	7.13%		04/04/2026	23,382,010
19,555,000	Kronos Acquisition Holdings, Inc.	9.00%	^ z	08/15/2023	19,872,769
13,800,000	Medco Bell Pte Ltd.	6.38%	^	01/30/2027	11,937,000
13,000,000	Medco Oak Tree Pte Ltd.	7.38%		05/14/2026	12,526,112
8,000,000	Metinvest B.V.	8.50%		04/23/2026	8,082,800
9,500,000	Metinvest B.V.	7.75%	^z	10/17/2029	9,108,125
11,654,000	Metinvest B.V.	7.75%		10/17/2029	11,173,272
35,000,000	Oi S.A. (8.00% Cash or PIK 4.00%)	10.00%		07/27/2025	33,906,250
17,335,000	Operadora de Servicios Mega S.A.	8.25%	^	02/11/2025	15,980,703
7,665,000	Operadora de Servicios Mega S.A. de C.V.	8.25%		02/11/2025	7,066,172
10,000,000	Pampa Energia S.A.	7.50%	^	01/24/2027	7,565,750
13,600,000	Pampa Energia S.A.	7.50%		01/24/2027	10,289,420
11,000,000	Pampa Energia S.A.	9.13%		04/15/2029	8,623,340
5,000,000	Pampa Energia S.A.	9.13%	^	04/15/2029	3,919,700
38,077,000	Peru LNG SRL	5.38%		03/22/2030	29,300,252
570,000	Pesquera Exalmar S.A.A.	8.00%		01/25/2025	537,225
4,800,000	Petra Diamonds PLC	7.25%	^Ω	05/01/2022	1,800,000
300,000	Puma International Financing S.A.	5.00%		01/24/2026	254,980
11,000,000	Rio Energy S.A.	6.88%		02/01/2025	6,820,110
9,000,000	Rio Energy S.A.	6.88%	^	02/01/2025	5,580,090
2,200,000	RKI Overseas Finance Ltd.	7.00%	†	06/23/2022	1,980,800
18,796,000	RKP Overseas Finance Ltd.	7.95%	†	02/17/2022	18,382,818
8,810,000	RKPF Overseas Ltd., (5 Year CMT Rate + 6.03%)	7.75%	†	11/18/2024	8,594,155
650,000	Ronshine China Holdings Ltd.	6.75%		08/05/2024	612,625
7,500,000	Sappi Papier Holding GMBH	7.50%		06/15/2032	6,851,700

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
21,119,000	Sappi Papier Holding GMBH	7.50%	^	06/15/2032	19,293,474
13,000,000	Sasol Financing USA LLC	6.50%z		09/27/2028	12,347,400
23,467,953	Stoneway Capital Corporation	10.00%	Ω	03/01/2027	10,091,454
200,000	TBLA International Pte Ltd.	7.00%		01/24/2023	188,000
8,000,000	Tecnoglass, Inc.	8.20%		01/31/2022	8,308,200
2,006,000	Telecom Argentina S.A.	8.50%	^	08/06/2025	1,722,652
12,000,000	Telecommunications Services of Trinidad & Tobago Ltd.	8.88%		10/18/2029	11,925,000
13,644,000	Tervita Escrow Corporation	7.63%	^z	12/01/2021	12,488,558
20,400,000	TV Azteca SAB	8.25%		08/09/2024	12,773,358
6,500,000	Unifin Financiera S.A.B. de C.V.	8.38%	[z]	01/27/2028	5,296,850
11,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	^†	07/29/2025	7,672,500
24,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	07/29/2025	16,740,000
29,000,000	Unigel Luxembourg S.A.	8.75%	^	10/01/2026	28,202,790
6,000,000	Unigel Luxembourg S.A.	8.75%		10/01/2026	5,835,060
13,000,000	Vedanta Resources Finance PLC	9.25%	^z	04/23/2026	9,789,000
20,000,000	Vedanta Resources Finance PLC	9.25%		04/23/2026	15,060,000
5,000,000	Vedanta Resources Ltd.	7.13%		05/31/2023	3,815,000
7,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	4,957,341
6,200,000	Walnut Bidco PLC	9.13%		08/01/2024	6,379,366
10,000,000	YPF Energia Electrica S.A.	10.00%	^	07/25/2026	7,300,000
8,300,000	YPF S.A.	8.50%		07/28/2025	6,079,750
5,000,000	YPF S.A.	8.50%		06/27/2029	3,548,500
850,000	YPF S.A.	8.50%	^	06/27/2029	603,245
20,807,000	YPF S.A.	7.00%		12/15/2047	13,176,033
15,450,000	Yuzhou Properties Company Ltd.	8.30%		05/27/2025	15,624,852
10,700,000	Yuzhou Properties Company Ltd.	7.38%		01/13/2026	10,298,463

Total Foreign Corporate Bonds (Cost $1,203,415,973)					1,052,160,538

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.3%
1,890,000	Ecuador Government International Bond	0.50%	^x	07/31/2030	1,285,200
753,700	Ecuador Government International Bond	0.00%	^	07/31/2030	353,335
4,953,000	Ecuador Government International Bond	0.50%	^x	07/31/2035	2,761,297

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,270,000	Ecuador Government International Bond	0.50%	^x	07/31/2040	1,143,512

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $6,196,196)					5,543,344

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.3%

	Atrium Hotel Portfolio Trust,
10,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.55%	^	06/15/2035	8,631,852

	Benchmark Mortgage Trust,
6,422,000	Series 2020-B18-AGNF	4.14%	^	07/15/2053	6,450,655
121,775,000	Series 2020-B18-AGNX	0.62%	#^I/O	07/15/2053	2,696,707

	BX Trust,
4,250,000	Series 2017-APPL-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.40%^		07/15/2034	4,089,394
350,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.07%	^	05/15/2037	304,763

	Cantor Commercial Real Estate Lending,
10,200,000	Series 2019-CF2-SWX1	1.45%	#^I/O	11/15/2052	1,016,746
12,080,000	Series 2019-CF2-SWX2	1.19%	#^I/O	11/15/2052	920,750

	Carbon Capital Commercial Mortgage Trust,
15,292,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.00%	^	11/18/2021	13,411,683

	CF Trust,
871,000	Series 2019-MF1-F (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.95%	^	08/21/2032	797,721

	Citigroup Commercial Mortgage Trust,
30,524,109	Series 2014-GC25-XG	1.38%	#^I/O	10/10/2047	1,154,101
4,484,000	Series 2015-GC27-D	4.57%	#^	02/12/2048	3,666,307

	Commercial Mortgage Pass-Through Certificates,
3,929,315	Series 2014-UBS4-F	3.75%	^Þ	08/12/2047	1,299,287
7,054,854	Series 2014-UBS4-G	3.75%	^Þ	08/12/2047	604,530
14,000	Series 2014-UBS4-V	0.00%	#^Þ	08/12/2047	1
18,438,000	Series 2015-CR26-XD	1.38%	#^I/O	10/13/2048	1,003,020

	CSAIL Commercial Mortgage Trust,
5,462,000	Series 2016-C5-C	4.72%	#	11/15/2048	5,466,584
59,047,265	Series 2020-C19-XA	1.24%	#I/O	03/17/2053	4,967,912

	CSMC Trust,
3,500,000	Series 2020-WHHQ-A (1 Month LIBOR USD + 3.42%, 3.42% Floor)	4.42%	^	02/10/2023	3,499,979

	Exantas Capital Corporation,
6,000,000	Series 2020-RSO8-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95%	^	03/15/2035	5,524,920

	Great Wolf Trust,
40,000,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.28%	^	12/15/2036	35,049,724

	GS Mortgage Securities Corporation,
12,730,000	Series 2014-GC20-E	4.63%	#^Þ	04/10/2047	2,857,567
65,010,362	Series 2014-GC20-XD	1.46%	#^I/O	04/10/2047	2,594,170

	Hawaii Hotel Trust,
10,000,000	Series 2019-MAUI-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	2.90%	^	05/17/2038	8,707,945

	Hilton USA Trust,
5,000,000	Series 2016-SFP-E	5.52%	^	11/07/2035	4,986,223

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HPLY Trust,
16,391,858	Series 2019-HIT-G (1 Month LIBOR USD + 3.90%, 3.90% Floor)	4.05%	^	11/17/2036	13,264,160

	JPMBB Commercial Mortgage Securities Trust,
57,259,829	Series 2013-C14-XC	1.26%	#^I/O	08/17/2046	1,609,076
14,113,175	Series 2014-C19-E	4.00%	#^Þ	04/17/2047	8,275,140
7,840,900	Series 2014-C19-F	3.75%	#^Þ	04/17/2047	3,916,849
21,328,995	Series 2014-C19-NR	3.75%	#^Þ	04/17/2047	2,818,460
47,829,582	Series 2014-C21-XD	0.91%	#^I/O	08/16/2047	1,292,987
12,020,000	Series 2015-C27-E	2.81%	#^Þ	02/18/2048	7,278,428
24,531,000	Series 2015-C27-XE	1.64%	#^I/O	02/18/2048	1,373,466
2,600,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.15%	^	07/15/2036	2,433,822

	MBRT,
21,581,000	Series 2019-MBR-G (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.05%	^	11/17/2036	17,466,453

	Morgan Stanley Capital Barclays Bank Trust,
2,050,000	Series 2016-MART-D	3.31%	^	09/15/2031	1,968,588
1,630,794	Series 2007-HQ13-AJ	6.32%	#	12/15/2044	1,640,987
8,000,000	Series 2007-IQ15-C	6.35%	#^	06/11/2049	7,784,111
11,453,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	7.05%	^	11/15/2034	7,462,099
3,357,000	Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.95%	^	05/15/2036	2,816,253
13,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.80%	^	05/15/2036	9,755,836

	Motel 6 Trust,
8,009,232	Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.40%	^	08/15/2034	7,837,747

	UBS Commercial Mortgage Trust,
7,458,000	Series 2017-C6-D	2.50%	#^	12/16/2050	5,454,369
1,876,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.99%	^	02/18/2032	1,580,772

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^Þ	08/17/2050	1,802,523
4,870,000	Series 2014-LC16-XC	1.71%	#^I/O	08/17/2050	246,456
12,170,989	Series 2014-LC16-XD	1.71%	#^I/O	08/17/2050	600,310

	Wells Fargo Commercial Mortgage Trust,
18,361,980	Series 2015-C29-E	4.36%	#^Þ	06/17/2048	10,471,819
9,180,600	Series 2015-C29-F	4.36%	#^Þ	06/17/2048	4,581,780
39,018,814	Series 2015-C29-G	4.36%	#^Þ	06/17/2048	5,743,179

	WF-RBS Commercial Mortgage Trust,
78,851,866	Series 2014-LC14-XC	1.78%	#^ I/O	03/15/2047	4,224,781

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $319,143,337)				253,402,992

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%

	CIM Trust,
29,985,415	Series 2016-1RR-B2	6.34%	#^Þ	08/26/2055	28,445,949
15,000,000	Series 2016-2RR-B2	6.32%	#^Þ	02/29/2056	14,451,072
15,000,000	Series 2016-3RR-B2	6.30%	#^Þ	02/29/2056	14,264,080

	Wachovia Mortgage Loan Trust,
1,665,638	Series 2007-A-4A1	3.14%	#	03/20/2037	1,462,510

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $55,342,966)				58,623,611

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 24.3%
1,645,000	Acrisure LLC	8.13%	^	02/15/2024	1,726,831
3,770,000	Allied Universal Holding Company	9.75%	^	07/15/2027	4,102,740
15,310,000	AMC Merger, Inc.	8.00%	^	05/15/2025	12,074,155
1,695,000	Arconic Corporation	6.13%	^z	02/15/2028	1,744,791
6,988,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	7,057,880
11,036,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	11,275,095
2,665,000	Avaya, Inc.	6.13%	^z	09/15/2028	2,731,625
11,565,000	BCD Acquisition, Inc.	9.63%	^z	09/15/2023	11,536,087
750,000	Boxer Parent Company, Inc.	7.13%	^z	10/02/2025	802,125
1,700,000	Cablevision Lightpath LLC	5.63%	^z	09/15/2028	1,730,557
5,430,000	Carnival Corporation	11.50%	^	04/01/2023	6,094,822
7,000,000	Castle US Holding Corporation	9.50%	^	02/15/2028	6,692,665
6,450,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	4,280,510
1,200,000	Clarios Global LP	6.75%	^	05/15/2025	1,264,884
3,815,000	Constellation Merger Sub, Inc.	8.50%	^z	09/15/2025	3,180,356
10,160,000	CSI Compressco LP	7.50%	^z	04/01/2025	8,971,432
4,130,000	Dealer Tire LLC	8.00%	^z	02/01/2028	4,222,925
1,320,000	Delta Air Lines, Inc.	7.00%	^	05/01/2025	1,451,122
3,975,000	EES Finance Corporation	8.13%		05/01/2025	3,408,145
15,745,000	Embarq Corporation	8.00%		06/01/2036	18,672,547
1,550,000	Envision Healthcare Corporation	8.75%	^	10/15/2026	718,518
3,660,000	Flex Acquisition Company, Inc.	6.88%	^z	01/15/2025	3,669,150
1,255,000	Flex Acquisition Company, Inc.	7.88%	^z	07/15/2026	1,270,687
20,000,000	Flexential Intermediate Corporation	11.25%	^	08/01/2024	20,462,500
1,710,000	Front Range BidCo, Inc.	6.13%	^z	03/01/2028	1,765,284
2,815,000	Frontier Communications Corporation	8.00%	^	04/01/2027	2,809,722
13,540,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^z	11/30/2024	14,301,625
13,765,000	GOGO Intermediate	9.88%	^z	05/01/2024	14,740,594
10,000,000	GTT Communications, Inc.	7.88%	^z	12/31/2024	5,187,500
6,405,000	Hexion, Inc.	7.88%	^z	07/15/2027	6,436,064
5,759,000	Hillman Group, Inc.	6.38%	^z	07/15/2022	5,649,665
4,000,000	IRB Holding Corporation	7.00%	^z	06/15/2025	4,272,100
5,000,000	Live Nation Entertainment, Inc.	5.63%	^z	03/15/2026	4,837,500
790,000	Live Nation Entertainment, Inc.	6.50%	^	05/15/2027	853,611
2,780,000	Logan Merger Sub, Inc.	5.50%	^	09/01/2027	2,826,912
3,615,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	3,546,225
2,135,000	Mileage Plus Holdings LLC	6.50%	^	06/20/2027	2,228,406
5,425,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	3,274,313
2,000,000	MPH Acquisition Holdings LLC	7.13%	^z	06/01/2024	2,057,500
1,295,000	NGL Energy Partners LP	7.50%	[z]	04/15/2026	805,419
7,804,000	OPE KAG Finance Sub, Inc.	7.88%	^z	07/31/2023	7,598,326
5,820,000	Ortho-Clinical Diagnostics Inc.	7.25%	^z	02/01/2028	6,063,712
6,440,000	Panther BF Aggregator LP	8.50%	^z	05/15/2027	6,692,126
7,455,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	6,624,848
6,225,000	Peabody Securities Finance Corporation	6.00%	^z	03/31/2022	3,672,750
6,800,000	PetSmart, Inc.	8.88%	^z	06/01/2025	7,063,160

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	17

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,919,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^z	12/01/2022	14,179,981
5,000,000	PowerTeam Services LLC	9.03%	^z	12/04/2025	5,290,625
1,000,000	Presidio Holdings, Inc.	8.25%	^z	02/01/2028	1,050,625
13,815,470	Pyxus Holdings, Inc.	10.00%	[z]	08/24/2024	12,088,536
9,880,000	Radiology Partners, Inc.	9.25%	^z	02/01/2028	10,299,900
12,280,000	Riverbed Technology, Inc.	8.88%	^z	03/01/2023	8,596,000
200,000	Sabre Global, Inc.	9.25%	^	04/15/2025	220,489
6,630,000	Sabre Global, Inc.	7.38%	^	09/01/2025	6,706,245
9,970,000	Solera Finance, Inc.	10.50%	^z	03/01/2024	10,431,113
10,296,000	SunCoke Energy Partners Finance Corporation	7.50%	^z	06/15/2025	9,312,938
1,500,000	Tallgrass Energy Partners, LP	7.50%	^	10/01/2025	1,508,888
8,145,000	Team Health Holdings, Inc.	6.38%	^z	02/01/2025	5,620,050
5,195,000	Tenet Healthcare Corporation	8.13%		04/01/2022	5,778,918
1,095,000	TransDigm, Inc.	8.00%	^z	12/15/2025	1,191,908
3,000,000	Trident TPI Holdings, Inc.	9.25%	^z	08/01/2024	3,192,150
7,709,000	Trident TPI Holdings, Inc.	6.63%	^z	11/01/2025	7,621,464
1,285,000	Triumph Group, Inc.	6.25%	^z	09/15/2024	1,096,131
10,280,000	Triumph Group, Inc.	7.75%	[z]	08/15/2025	6,630,600
8,375,000	Uber Technologies, Inc.	8.00%	^z	11/01/2026	8,927,750
5,525,000	Uber Technologies, Inc.	7.50%	^z	09/15/2027	5,904,844
5,005,000	Univision Communications, Inc.	6.63%	^z	06/01/2027	4,898,644
650,023	US Airways 2012-2 Pass Through Trust - Class B	6.75%		06/03/2021	609,397
2,585,000	Valeant Pharmaceuticals International, Inc.	8.50%	^	01/31/2027	2,843,927
2,995,000	Viking Cruises Ltd.	13.00%	^	05/15/2025	3,474,200
6,386,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	4,342,480
706,000	Weatherford International Ltd.	11.00%	^z	12/01/2024	425,365
5,500,000	Wolverine Escrow LLC	9.00%	^	11/15/2026	4,547,813
2,225,000	XHR LP	6.38%	^	08/15/2025	2,229,172

	Total US Corporate Bonds (Cost $422,201,905)				401,469,664

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.6%

	Federal Home Loan Mortgage Corporation,
7,969,970	Series 3631-SJ (-1x1 Month LIBOR USD + 6.24%, 6.24% Cap)	6.09%	I/F I/O	02/15/2040	1,717,260
4,449,879	Series 3770-SP (-1x1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35%	I/F I/O	11/15/2040	484,912
20,162,985	Series 3980-SX (-1x1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.35%	I/F I/O	01/15/2042	4,425,307

	Federal National Mortgage Association,
3,981,239	Series 2006-83-SH (-1x1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.41%	I/F I/O	09/25/2036	866,046

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
15,367,747	Series 2010-123-SK (-1x1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90%	I/F I/O	11/25/2040	3,164,479
13,016,362	Series 2012-60-SN (-1x1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.45%	I/O I/F	06/25/2042	2,880,957
19,247,782	Series 2019-46-SG (-1x1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.95%	I/O I/F	08/25/2049	3,450,771

	Government National Mortgage Association,
18,495,366	Series 2011-128-TS (-1x1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90%	I/O I/F	05/16/2041	3,565,568
55,311,196	Series 2015-64-SG (-1x1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.44%	I/O I/F	05/20/2045	9,931,944
20,946,746	Series 2017-139-SA (-1x1 Month LIBOR USD + 6.20%, 6.20% Cap)	6.04%	I/O I/F	08/20/2047	4,302,820
13,877,340	Series 2018-145-IA	4.00%	I/O	10/20/2045	1,197,255
41,212,199	Series 2019-22-SD (-1x1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.90%	I/O I/F	12/16/2043	7,620,684
32,580,217	Series 2019-61-NS (-1x1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.94%	I/O I/F	02/20/2049	6,197,207
42,529,911	Series 2020-47-SA (-1x1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.84%	I/O I/F	05/20/2044	7,983,613
48,143,525	Series 2020-47-SL (-1x1 Month LIBOR USD + 5.37%, 5.37% Cap)	5.21%	I/O I/F	07/20/2044	8,319,663
24,093,341	Series 2020-61-SU (-1x1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.45%	I/O I/F	07/16/2045	4,685,789
70,296,083	Series 2020-88-IO	1.10%	# I/O	04/16/2060	5,661,787

	Total US Government and Agency Mortgage Backed Obligations (Cost $81,821,571)				76,456,062

COMMON STOCKS 1.1%
51,725	ATD Holdings, Inc. * Þ				879,325
283,355	Foresight Equity * Þ				4,547,852
339,999	Frontera Energy Corporation z				547,399
468,716	Hexion Holdings Corporation *				4,804,339
333,957	Legacy Backstop * Þ				3,312,854
26,458	Legacy Notes * Þ				262,463
183,948	Longview Equity * Þ				1,195,662
292,727	McDermott International Ltd. *				702,545
62,554	Syncreon Group B.V. * Þ				1,845,329
337,661	Tapstone Energy Holdings III LLC * Þ				226,233
97,836	Weatherford International PLC * z				190,780

	Total Common Stocks (Cost $72,952,593)				18,514,781

WARRANTS 0.0%
4,944,181	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 * Þ				1

	Total Warrants (Cost $1)				1

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 0.0%
12	BlackRock Liquidity Funds FedFund - Institutional Shares	0.00%	♦		12

	Total Short Term Investments (Cost $12)				12

	Total Investments 137.6% (Cost $2,628,754,259) ‡				2,275,922,659
	Liabilities in Excess of Other Assets (37.6)%				(621,405,229)

	NET ASSETS 100.0%				$1,654,517,430

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	63.6%
US Corporate Bonds	24.3%
Non-Agency Commercial Mortgage Backed Obligations	15.3%
Collateralized Loan Obligations	12.6%
Bank Loans	10.1%
US Government and Agency Mortgage Backed Obligations	4.6%
Non-Agency Residential Collateralized Mortgage Obligations	3.6%
Asset Backed Obligations	2.1%
Common Stocks	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Short Term Investments	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(37.6)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	15.3%
Collateralized Loan Obligations	12.6%
Energy	12.6%
Utilities	10.6%
Finance	10.2%
Telecommunications	5.9%
Chemical Products	5.1%
Mining	5.1%
Technology	4.9%
Real Estate	4.8%
US Government and Agency Mortgage Backed Obligations	4.6%
Healthcare	4.6%
Banking	4.2%
Building and Development (including Steel/Metals)	3.6%
Non-Agency Residential Collateralized Mortgage Obligations	3.6%
Media	3.2%
Consumer Products	2.3%
Asset Backed Obligations	2.1%
Commercial Services	2.0%
Chemicals/Plastics	1.9%
Aerospace & Defense	1.8%
Automotive	1.8%

INVESTMENT BREAKDOWN as a % of Net Assets (cont.):
Electronics/Electric	1.7%
Pulp & Paper	1.6%
Leisure	1.2%
Insurance	1.2%
Business Equipment and Services	1.2%
Retailers (other than Food/Drug)	1.1%
Environmental Control	1.1%
Containers and Glass Products	1.0%
Industrial Equipment	0.9%
Beverage and Tobacco	0.7%
Food Service	0.6%
Transportation	0.6%
Food Products	0.5%
Food/Drug Retailers	0.5%
Financial Intermediaries	0.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Pharmaceuticals	0.2%
Short Term Investments	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	(37.6)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	73.0%
Mexico	13.7%
Argentina	11.4%
Brazil	7.0%
Canada	3.7%
Colombia	3.7%
China	2.9%
Peru	2.5%
South Africa	2.4%
Chile	2.2%
India	2.0%
Hong Kong	1.8%
Ukraine	1.7%
Costa Rica	1.7%
Dominican Republic	1.5%
Indonesia	1.5%
Ghana	1.4%
Luxembourg	0.8%
Trinidad And Tobago	0.7%
Russia	0.4%
Austria	0.4%
Jamaica	0.4%
Ecuador	0.3%
United Kingdom	0.3%
Denmark	0.1%
Netherlands	0.1%
Singapore	0.0%	~
Other Assets and Liabilities	(37.6)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	19
Þ	Value determined using significant unobservable inputs.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2020

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2020

‡

Under the Fund’s Liquidity Agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (see Note 9).

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2020.

x	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

z	Security, or portion of security, is on loan as of September 30, 2020 pursuant to the Liquidity Agreement (see Note 9).

~	Represents less than 0.05% of net assets

BRL	Brazilian Real

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	September 30, 2020

ASSETS
Investments in Securities, at Value*	$2,275,922,647
Short Term Investments*	12
Interest Receivable	41,020,091
Receivable for Investments Sold	10,912,850
Cash	5,416,144
Prepaid Expenses and Other Assets	39,760
Total Assets	2,333,311,504

LIABILITIES
Loan Payable (See Note 9)	670,000,000
Payable for Investments Purchased	4,688,291
Investment Advisory Fees Payable	1,927,163
Interest Expense Payable	475,936
Payable to Broker for Dividend Reinvestment	724,388
Administration and Fund Accounting Fees Payable	603,408
Professional Fees Payable	176,968
Trustees Fees Payable (See Note 7)	85,836
Custodian Fees Payable	21,999
Accrued Expenses	90,085
Total Liabilities	678,794,074
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$1,654,517,430

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,020
Additional Paid-in Capital	2,423,059,541
Undistributed (Accumulated) Net Investment Income (Loss)	(12,306,704)
Accumulated Net Realized Gain (Loss) on Investments	(403,404,827)
Net Unrealized Appreciation (Depreciation) on Investments	(352,831,600)
Total Distributable Earnings (Loss) (See Note 5)	(768,543,131)
Net Assets	$1,654,517,430

*Identified Cost:
Investments in Securities	$2,628,754,247
Short Term Investments	12

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,956,908
Net Asset Value per Share	$16.23

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	21

Statement of Operations	For the Year Ended September 30, 2020

INVESTMENT INCOME
Income:
Interest	$211,196,921
Dividends from Unaffiliated Securities	132,440
Total Investment Income	211,329,361

Expenses:
Investment Advisory Fees	24,403,827
Interest Expense	12,582,268
Administration and Fund Accounting Fees	1,641,064
Professional Fees	247,833
Shareholder Reporting Expenses	191,210
Trustees Fees	154,525
Registration Fees	105,233
Custodian Fees	64,656
Insurance Expenses	29,312
Miscellaneous Expenses	25,068
Transfer Agent Expenses	1,013
Total Expenses	39,446,009

Net Investment Income (Loss)	171,883,352

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(150,804,464)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(139,260,409)
Net Realized and Unrealized Gain (Loss) on Investments	(290,064,873)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(118,181,521)

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2020	Year Ended September 30, 2019

OPERATIONS
Net Investment Income (Loss)	$171,883,352	$179,361,826
Net Realized Gain (Loss) on Investments	(150,804,464)	(99,014,879)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(139,260,409)	(22,863,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,181,521)	57,483,573

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(187,750,046)	(182,575,029)

Total Distributions to Shareholders	(187,750,046)	(182,575,029)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	6,281,101	3,739,274

Total Increase (Decrease) in Net Assets	$(299,650,446)	$(121,352,182)

NET ASSETS
Beginning of Period	$1,954,167,896	$2,075,520,078
End of Period	$1,654,517,430	$1,954,167,896

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	23

Statement of Cash Flows	For the Year Ended September 30, 2020

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(118,181,521)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(1,019,092,822)
Proceeds from Disposition of Long Term Investments	1,236,979,240
Net (Purchases of) Proceeds from Disposition of Short Term Investments	45,327,148
Net Amortization (Accretion) of Premiums/Discounts	(7,737,965)
Net Realized (Gain) Loss on Investments	150,804,464
Net Change in Unrealized (Appreciation) Depreciation on Investments	139,260,409
(Increase) Decrease in:
Receivable for Investments Sold	(7,085,707)
Interest Receivable	7,631,811
Prepaid Expenses and Other Assets	2,713
Increase (Decrease) in:
Payable for Investments Purchased	(50,394,186)
Interest Expense Payable for Line of Credit	(1,514,417)
Investment Advisory Fees Payable	(397,542)
Payable to Broker for Dividend Reinvestment	724,388
Trustee Fees Payable	10,673
Accrued Expenses	(13,144)
Custodian Fees Payable	(25,647)
Administration and Fund Accounting Fees Payable	224,189
Professional Fees Payable	(50,089)
Net Cash Provided By (Used In) Operating Activities	376,471,995

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	180,000,000
Decrease in borrowings	(380,000,000)
Cash Dividends Paid to Common Stockholders	(181,468,945)
Net Cash Provided By (Used In) Financing Activities	(381,468,945)

NET CHANGE IN CASH
Cash at Beginning of Period	10,413,094
Cash at End of Period	$5,416,144

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$6,281,101
Cash Paid for Interest on Loan Outstanding	$14,096,685

24	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016

Net Asset Value, Beginning of Period	$19.24	$20.47	$21.85	$20.55	$19.80

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	1.69	1.77	1.80	1.75	1.71
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.86)	(1.20)	(1.34)	1.36	0.93
Total from Investment Operations	(1.17)	0.57	0.46	3.11	2.64

Less Distributions:

Distributions from Net Investment Income	(1.84)	(1.80)	(1.82)	(1.81)	(1.89)
Distribution from Return of Capital	—	—	(0.02)	—	— [4]

Total Distributions	(1.84)	(1.80)	(1.84)	(1.81)	(1.89)
Net Asset Value, End of Period	$16.23	$19.24	$20.47	$21.85	$20.55
Market Price, End of Period	$16.02	$19.92	$20.20	$21.25	$19.15
Total Return on Net Asset Value[2]	(5.87)%	2.92%	2.22%	15.83%	14.66%
Total Return on Market Price[3]	(10.10)%	8.14%	4.06%	21.33%	23.32%

Supplemental Data:

Net Assets, End of Period (000’s)	$1,654,517	$1,954,168	$2,075,520	$2,214,033	$2,083,218
Ratios to Average Net Assets:
Expenses, including interest expense	2.28%	3.00%	2.80%	2.38%	2.26%
Net Investment Income (Loss)	9.96%	8.91%	8.52%	8.30%	8.97%
Portfolio Turnover Rate	43%	40%	35%	47%	35%

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable.

As of Year/Period Ended	Total Amount Outstanding[6]	Asset Coverage per $1,000 of Senior Securities	Average Market Value per $1,000 of Senior Securities (Excluding Bank Loans)	Type of Senior Security
September 30, 2020	$670,475,936	$3,468	N/A	Loan
September 30, 2019	$871,990,353	$3,241	N/A	Loan
September 30, 2018	$952,272,979	$3,180	N/A	Loan
September 30, 2017	$900,100,000	$3,460	N/A	Loan
September 30, 2016	$770,045,169	$3,705	N/A	Loan
September 30, 2015	$925,000,000	$3,169	N/A	Loan
September 30, 2014	$1,010,000,000	$3,325	N/A	Loan
September 30, 2013[5]	$1,000,840,048	$3,252	N/A	Loan

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[4]	Less than $0.005 per share.
[5]	The Fund commenced operations on April 26, 2013.
[6]	Includes accrued interest payable on amounts outstanding as of the end of the relevant fiscal year/period.

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2020	25

Notes to Financial Statements	September 30, 2020

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

26	DoubleLine Income Solutions Fund

September 30, 2020

Securities may be fair valued by the Adviser (as defined below) in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of September 30, 2020:

Category

Investments in Securities

Level 1

Common Stocks	$6,245,063

Money Market Funds	12

Total Level 1	6,245,075

Level 2

Foreign Corporate Bonds	1,051,907,149

US Corporate Bonds	401,469,664

Collateralized Loan Obligations	206,311,369

Non-Agency Commercial Mortgage Backed Obligations	203,753,429

Bank Loans	163,959,416

US Government and Agency Mortgage Backed Obligations	76,456,062

Asset Backed Obligations	21,987,781

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	5,543,344

Non-Agency Residential Collateralized Mortgage Obligations	1,462,510

Total Level 2	2,132,850,724

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	57,161,101

Non-Agency Commercial Mortgage Backed Obligations	49,649,563

Asset Backed Obligations	12,314,963

Common Stocks	12,269,718

Bank Loans	2,626,499

Collateralized Loan Obligations	2,551,626

Foreign Corporate Bonds	253,389

Warrants	1

Total Level 3	136,826,860

Total	$2,275,922,659

See the Schedule of Investments for further disaggregation of investment categories.

Annual Report	September 30, 2020	27

Notes to Financial Statements (Cont.)	September 30, 2020

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2020[3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$103,197,834	$(5,668,096)	$(33,593,923)	$1,578,491	$60,748	$(15,925,491)	$—	$—	$49,649,563	$(31,434,126)
Non-Agency Residential Collateralized Mortgage Obligations	60,400,113	1,475	(4,152,462)	926,560	—	(14,585)	—	—	57,161,101	(4,150,762)
Common Stocks	1,500,025	—	(6,550,727)	—	17,320,420	—	—	—	12,269,718	(620,701)
Asset Backed Obligations	—	4,769	(5,777,478)	(151)	22,574,360	(5,749,731)	1,263,194	—	12,314,963	—
Collateralized Loan Obligations	860,652	—	(969,945)	8,688	100,605	—	2,551,626	—	2,551,626	—
Foreign Corporate Bonds	253,389	—	—	—	—	—	—	—	253,389	—
Bank Loans	—	—	81,170	17,190	2,528,139	—	—	—	2,626,499	—
Warrants	1	—	—	—	—	—	—	—	1	—
Total	$166,212,014	$(5,661,852)	$(50,963,365)	$2,530,778	$42,584,272	$(21,689,807)	$3,814,820	$—	$136,826,860	$(36,205,589)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2020 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$49,649,563	Market Comparables	Yields	14.00%-35.00% (17.52%)	Increase in yields would have resulted in the decrease in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$57,161,101	Market Comparables	Market Quotes	$94.87-$96.34 ($95.30)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$12,269,718	Market Comparables	Market Quotes	$0.67-$29.50 ($15.14)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$2,551,626	Market Comparables	Market Quotes	$0.00-$62.96 ($58.97)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$253,389	Enterprise Value	EBITDA multiples	5x-6.5x (5.75x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

Asset Backed Obligations	$12,314,963	Market Comparables	Market Quotes	$39.35-$4,852.85($2,381.42)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$2,626,499	Market Comparables	Market Quotes	$98.37-$100.00($99.84)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Warrants	$1	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

+	Unobservable inputs were weighted by the relative fair value of the instruments.

28	DoubleLine Income Solutions Fund

September 30, 2020

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2020, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. As of September 30, 2020, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans.

H. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. The Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Fund as a result of this litigation is remote.

Annual Report	September 30, 2020	29

Notes to Financial Statements (Cont.)	September 30, 2020

I. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company, LLC (“DAMCO”), a wholly owned subsidiary of the Adviser, owned 8,337 shares of the Fund as of September 30, 2020. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the year ended September 30, 2020, purchases and sales of investments, excluding short term investments, were $1,019,092,822 and $1,236,979,240, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the year.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Year Ended September 30, 2020	Year Ended September 30, 2019

Distributions Paid From:

Ordinary Income	$187,750,046	$182,575,029

Total Distributions Paid	$187,750,046	$182,575,029

The cost basis of investments for federal income tax purposes as of September 30, 2020, was as follows:

Tax Cost of Investments	$2,650,480,637

Gross Tax Unrealized Appreciation	84,796,339

Gross Tax Unrealized Depreciation	(459,354,317)

Net Tax Unrealized Appreciation (Depreciation)	(374,557,978)

As of September 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(374,557,978)

Undistributed Ordinary Income	295,718

Total Distributable Earnings	295,718

Other Accumulated Gains (Losses)	(394,280,871)

Total Accumulated Earnings (Losses)	(768,543,131)

As of September 30, 2020, $394,235,504 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2020, the Fund deferred, on a tax basis, qualified late year losses of $0.

30	DoubleLine Income Solutions Fund

September 30, 2020

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to market discount, Passive Foreign Investment Companies (PFICs), paydown losses and defaulted securities. For the year ended September 30, 2020, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

$2,518,326	$(2,518,326)	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended September 30, 2020		For the Year Ended September 30, 2019

	Shares	Amount	Shares	Amount

Reinvested Dividends	372,910	$6,281,101	191,327	$3,739,274

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	372,910	$6,281,101	191,327	$3,739,274

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $154,525 from the Fund during the year ended September 30, 2020. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $154,525, which includes $153,045 in current fees (either paid in cash or deferred) and an increase of $1,480 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust Company (“SSB”) that allows the Fund to borrow up to $1 billion (maximum facility amount) and includes an agency securities lending arrangement

Annual Report	September 30, 2020	31

Notes to Financial Statements (Cont.)	September 30, 2020

with SSB. As of September 30, 2020, the amount of total outstanding borrowings was $670,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. The amount that can be funded through securities lending is limited to 90% of the outstanding borrowings under the Liquidity Agreement. As of September 30, 2020, the fair value of securities on loan is $216,553,642. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time. In an event of default, any deposits or other sums credited by or due from SSB to the Fund and any collateral in the possession of SSB may be applied to or set off by SSB against the payment of the obligations under the Liquidity Agreement.

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the Liquidity Agreement.

For the year ended September 30, 2020, the Fund’s activity under the Liquidity Agreement was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Average Interest Rate

$1,000,000,000	$712,909,836	$870,000,000	$12,582,268	1.63%

10.  To-Be-Announced Securities

The Fund may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the Fund segregated cash or cash equivalents as collateral as required in accordance with application industry regulations.

32	DoubleLine Income Solutions Fund

September 30, 2020

11.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

asset-backed securities investment risk:  The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk:  The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) and other instruments such as repurchase and reverse repurchase agreements entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•

derivatives risk:  The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging markets risk:  The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Annual Report	September 30, 2020	33

Notes to Financial Statements (Cont.)	September 30, 2020

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, such as those experienced recently in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

LIBOR risk:  The London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may

34	DoubleLine Income Solutions Fund

September 30, 2020

adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•	liquidity risk: The risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational risk:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

restricted securities risk:  The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

Annual Report	September 30, 2020	35

Notes to Financial Statements (Cont.)	September 30, 2020

12.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. COMMON SHARES OFFERING

The Fund has the authority to issue an unlimited number of common shares of beneficial interest, par value $0.00001 per share (“Common Shares”).

On September 30, 2020, the Fund’s registration statement relating to an offering of Common Shares and filed using the “shelf” registration process (the “Shelf Registration”) became effective. The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (“Foreside”), who has entered into a sub-placement agent agreement (the “Sub-Placement Agent Agreement”) with UBS Securities LLC (the “Sub-Placement Agent”), relating to the Common Shares offered in connection with the Shelf Registration. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer Common Shares having a value of up to $500,000,000, par value $0.00001 per share, from time to time through Foreside and the Sub-Placement Agent, as its agents for the offer and sale of the Common Shares. As of September, 2020, the Fund has sold pursuant to a prior registration statement an aggregate of 101,956,908 Common Shares. As of September 30, 2020, the Fund had not sold any Common Shares pursuant to the Shelf Registration.

Under the 1940 Act, the Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. Any proceeds from the Fund’s offering of its Common Shares will be invested in accordance with its investment objective and policies as set forth in its effective registration statement.

14.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

36	DoubleLine Income Solutions Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Income Solutions Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of DoubleLine Income Solutions Fund (the “Fund”), including the schedule of investments, as of September 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

November 20, 2020

We have served as the auditor of one or more DoubleLine Funds investment companies since 2013.

Annual Report	September 30, 2020	37

Federal Tax Information	(Unaudited) September 30, 2020

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2020, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2020, was as follows:

Qualified Interest Income	69.78%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

38	DoubleLine Income Solutions Fund

Trustees and Officers	(Unaudited) September 30, 2020

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class III (2022)*/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None

John C. Salter, 1957	Trustee	Class I (2023)*/Since Inception	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None

Raymond B. Woolson, 1958	Trustee	Class II (2021)*/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.

The following Trustee is an interested person of the Trust as defined in the 1940 Act because he is an officer of the Adviser and holds direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class II (2021)*/Since Inception	Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com.

Annual Report	September 30, 2020	39

Trustees and Officers (Cont.)	(Unaudited) September 30, 2020

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since Inception Indefinite/Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Since Inception	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since Inception	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

40	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2020

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017);Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020

Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since September 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Jeffery J. Sherman, 1977	Vice President	Indefinite/Since Inception	Deputy Chief Investment Officer, DoubleLine (since June 2016); President and Portfolio Manager, DoubleLine Alternatives LP (since April 2015 and May 2015, respectively); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine Capital (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital (since December 2009).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Annual Report	September 30, 2020	41

Trustees and Officers (Cont.)	(Unaudited) September 30, 2020

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Herron, 1987	Vice President	Indefinite/ Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager–Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst–Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer	Indefinite/ Since September 2020	Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

42	DoubleLine Income Solutions Fund

Additional Information Regarding the Fund	(Unaudited) September 30, 2020

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in DoubleLine Income Solutions Fund’s (the “Fund”) common shares of beneficial interest (the “Common Shares”) bears, directly or indirectly. The table reflects the use of leverage in the form of borrowings (e.g., loans, lines of credit) in an amount equal to 28.82% of the Fund’s total assets (including the amounts of leverage obtained through such borrowings), which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2020, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments (where applicable). The table and the example below are based on the Fund’s capital structure as of September 30, 2020. The extent of the Fund’s assets attributable to leverage, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these figures.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales Load Paid by Investors(1)	See Footnote 1 below

Dividend Reinvestment Plan Fees (2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares

Management Fees(3)	1.41%

Administration Fees(4)	0.09%

Interest Expense on Borrowed Funds(5)	0.73%

Other Expenses(6)	0.05%

Total Annual Expenses	2.28%

(1)

As of September 30, 2020, the Fund had an effective registration statement under which it may offer and sell additional Common Shares of the Fund. The maximum sales load paid by investors in an offering under that registration statement is presently expected to be 1.00% of the offering price.

(2)

You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You will also bear a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan”.

(3)

The Fund pays DoubleLine Capital LP (“DoubleLine” or the “Adviser”) a monthly management fee for its investment management services in an amount equal to 1.00% of the Fund’s average daily total managed assets. In accordance with the requirements of the Securities and Exchange Commission (the “SEC”), the table above shows the Fund’s management fee as a percentage of average net assets, which reflects the Fund’s use of leverage. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings).

(4)

The Master Services Agreement between the Fund, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), and TS Capital, LLC (“TSC”) obligates the Fund to pay the Administrator a fee of 0.05% of the Fund’s average daily total managed assets, for providing administration, bookkeeping, pricing, and other services to the Fund. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by it and by TSC in performing their duties under the Master Services Agreement. The Administrator (and not the Fund) will be responsible for compensating and reimbursing TSC from the fees and reimbursements paid to USBFS by the Fund.

(5)

Assumes the use of leverage in the form of borrowings representing 28.82% of the Fund’s total assets (including the amounts of leverage obtained through the use of such borrowings) at an annual effective interest rate cost to the Fund of 0.85%, which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2020.

(6)	Other expenses are for the Fund’s fiscal year ending September 30, 2020.

Example

As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (and do not pay any Shareholder Transaction Expenses), assuming (a) the Fund’s net assets do not increase or decrease, (b) the Fund’s total annual expenses are 2.28% of net assets attributable to Common Shares in years 1 through 10 (assuming the Fund obtains leverage through borrowings in an amount equal to 28.82% of the Fund’s total assets) and (c) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$23	$71	$122	$262

(1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the “Interest Expense on Borrowed Funds” and “Other Expenses” set forth in the Annual Expenses table are accurate, that the rates listed under “Total Annual Expenses” remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Annual Report	September 30, 2020	43

Additional Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

Market and Net Asset Value

The Fund’s Common Shares, which trade on the New York Stock Exchange (the “NYSE”), have traded both at a premium and a discount to their net asset value per Common Share (“NAV”). The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV and the high and low premium/discount to NAV.

Quarter	Common share market price		Common share NAV		Premium (discount) as a % of NAV(1)
	High	Low	High	Low	High		Low

Quarter ended September 30, 2020	$16.78	$15.44	$16.70	$15.65	0.48%		(1.34%	)

Quarter ended June 30, 2020	$16.19	$11.51	$15.74	$12.44	2.86%		(7.48%	)

Quarter ended March 31, 2020	$21.06	$10.49	$20.13	$12.50	4.62%		(16.08%	)

Quarter ended December 31, 2019	$20.18	$19.14	$19.63	$18.96	2.80%		0.95%

Quarter ended September 30, 2019	$20.78	$19.27	$20.49	$19.03	1.42%		1.26%

Quarter ended June 30, 2019	$20.44	$19.43	$20.34	$19.89	0.49%		(2.31%	)

Quarter ended March 31, 2019	$19.97	$17.33	$19.99	$19.03	(0.10%	)	(8.93%	)

Quarter ended December 31, 2018	$20.41	$16.35	$20.51	$18.96	(0.49%	)	(13.77%	)

(1)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

The Fund’s NAV at the close of business on September 30, 2020 was $16.23 and the last reported sale price of a Common Share on the NYSE on that day was $16.02, representing a 1.29% discount to such NAV. As of September 30, 2020, the net assets of the Fund attributable to Common Shares were $1,654,518,972 and the Fund had outstanding 101,956,908 Common Shares.

Shares of a closed-end investment company, including the Fund, may frequently trade at prices lower than their net asset value per share. The Board of Trustees of the Fund will regularly monitor the relationship between the market price per Common Share and the NAV. If the Common Shares were to trade at a substantial discount to their NAV for an extended period of time, the Board of Trustees may consider the repurchase of the Fund’s Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company or other actions. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions irrespective of the duration or amount of any discount to NAV at which the Fund’s Common Shares may trade, or that any actions taken will actually reduce any such discount.

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

44	DoubleLine Income Solutions Fund

Summary of Updated Information Regarding the Fund	(Unaudited) September 30, 2020

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders, for the fiscal year ended September 30, 2019. This information may not reflect all of the changes that have occurred since you invested in the Fund.

Investment Objectives and Strategies

There have been no material changes to the Fund’s investment objectives or principal investment strategies since the Fund’s last annual report to shareholders, except:

•

The maximum percentage of the Fund’s total assets that it will normally invest in asset-backed securities that are not mortgage-backed securities, collateralized loan obligations (“CLOs”) or obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations has been increased from 5% to 10%.

In addition, the Fund has made the following clarifications to its principal investment strategies:

•

Subordinated loans, debtor-in-possession loans and exit facilities have been added as examples of the types of loans in which the Fund may invest or to which the Fund may otherwise have investment exposure.

•	The purposes for which the Fund may use derivative instruments include to manage the dollar-weighted average effective duration of the Fund’s portfolio.

•

The other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), in which the Fund may invest include those sponsored or advised by DoubleLine Capital LP (“DoubleLine” or the “Adviser”) or any investment adviser affiliate controlling, controlled by or under common control with DoubleLine.

•	Credit risk transfer securities are among the types of mortgage-backed securities in which the Fund may invest or to which the Fund may otherwise have investment exposure.

The following summarizes the Fund’s current investment objectives and principal investment strategies:

Investment Objectives

The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives may be changed by the Fund’s Board of Trustees without prior notice to or approval of the Fund’s shareholders.

Principal Investment Strategies

The Fund will seek to achieve its investment objectives by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and other income-producing investments anywhere in the world, including in emerging markets. The Fund’s investment adviser, DoubleLine, allocates the Fund’s assets among debt security market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing the potential for a high level of current income and for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time. In managing the Fund’s investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed-income markets and include consideration of:

•	security selection within a given debt security market sector;

•	relative performance of the various market sectors;

•	the shape of the yield curve; and

•	fluctuations in the overall level of interest rates.

DoubleLine will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves.

The Fund may invest in debt securities and other income-producing investments based on DoubleLine’s assessment of the potential returns and risks of different sectors of the debt security markets and of particular securities and other investments. Such securities may include, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporate or other issuers; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid real estate investment trust (“REIT”) securities that trade on an exchange (i.e., the Fund may not purchase REIT securities that do not trade on an exchange); loans of any kind (including, among others, bank loans, senior loans, delayed funding loans, revolving credit facilities, assignments, participations, subordinated loans, debtor-in-possession loans, and exit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; CLOs; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; convertible securities; credit-linked trust certificates; preferred securities; commercial paper; and cash and cash

Annual Report	September 30, 2020	45

Summary of Updated Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable. DoubleLine expects that the Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities and other income-producing investments anywhere in the world, including emerging markets. DoubleLine expects that the Fund will normally not invest more than 50% of its total assets in a single debt security market sector (excluding U.S. Government securities), as determined by the Adviser.

The Fund may invest in mortgage-backed securities of any kind. Mortgage-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately-issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to, any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, credit risk transfer securities, inverse floaters, collateralized mortgage obligations (“CMOs”), multiclass pass-through securities, private mortgage pass-through securities, and stripped mortgage securities (generally interest-only and principal-only securities).

The Fund may invest in asset-backed securities that are not mortgage-backed securities, including securitizations of various non-mortgage-related receivables, such as credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property.

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, and in pools of loans through mortgage- or other asset-backed securities where a trust or other entity issues interests in the loans. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or its related parties. The Fund’s investments in loans and the loans underlying the asset-backed securities and similar obligations in which the Fund may invest may include loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans).

The Fund will not normally invest more than 10% of its total assets in CLOs, and will normally not invest in equity tranches of CLOs. The Fund will not normally invest more than 10% of its total assets in asset-backed securities that are not mortgage-backed securities, CLOs or obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations. The Fund will not normally invest in collateralized debt obligations (“CDOs”) that are not mortgage-backed securities, asset-backed securities or CLOs. The Fund may invest in CDOs (including CLOs and collateralized bond obligations (“CBOs”)) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued by the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Certain mortgage- and other asset-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may invest without limit in securities of issuers domiciled or organized in jurisdictions other than the United States, including securities of issuers domiciled or organized in emerging market countries. As of September 30, 2020, the Fund intends to invest a significant portion of its assets in securities of issuers domiciled or organized in emerging market countries, although the composition of the Fund’s portfolio may change over time and from time to time such that a significant portion of the Fund’s assets are not invested in securities of emerging markets issuers. The Fund may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Fund may also invest in investments denominated in currencies other than the U.S. dollar if DoubleLine determines that such investments present favorable investment opportunities. The Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar.

The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or below by Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”)) or unrated

46	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2020

securities judged by DoubleLine to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in corporate debt instruments that are, at the time of purchase, rated lower than B3 by Moody’s and lower than B- by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not normally invest more than 20% of its total assets in debt securities and other income-producing investments that are not rated by at least one nationally recognized statistical rating organization. The Fund may invest in securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. However, the Fund will not normally invest in corporate debt securities rated at the time of investment lower than Ca3 by Moody’s and lower than C by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). The Fund will not normally invest in defaulted corporate securities. In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.

The Fund may invest in securities of any or no maturity. The portfolio managers intend, under normal market conditions, to seek to construct an investment portfolio with a weighted average effective duration of not less than two years and not more than ten years. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of ten years would generally be expected to decline by approximately 10% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may from time to time vary materially from the range stated above, and there is no assurance that the effective duration of the Fund’s investment portfolio will not vary outside the range stated above.

The Fund may hold common stocks and other equity securities from time to time, including, among others, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended, and other securities issued in private placements. The Fund also may invest without limit in securities of other open- or closed-end investment companies, including ETFs. The Fund may invest in securities of companies with small and medium market capitalizations.

Portfolio securities may be sold at any time. Sales may occur when the Adviser determines to take advantage of what it considers to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when there is perceived deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Note regarding investment limitations

Where the foregoing states that the Fund or the Adviser will not, or does not intend to, make investments in excess of a stated percentage of the Fund’s total assets, “total assets” includes amounts of leverage obtained through the use of reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or issuances of preferred shares. With respect to any reverse repurchase agreement, dollar roll transaction or similar transaction, “total assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Except as otherwise noted, all percentages apply only at the time of investment.

Derivatives

The Fund may use various derivatives strategies for hedging purposes or to gain, or reduce, long or short exposure to one or more asset classes, issuers, currencies or reference assets, or to manage the dollar-weighted average effective duration of the Fund’s portfolio. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. The Fund reserves the right to invest in derivatives of any kind and for any investment purpose, including, for example, the following: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, in order to gain indirect long or short exposures to interest rates, issuers, or currencies or to hedge against portfolio exposures; and total return swaps and credit derivatives, put and call options, and exchange-traded and structured notes, in order to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value or to hedge against portfolio exposures. The Fund may, for hedging purposes or as a substitute for direct long or short investments in debt securities, make use of credit default swaps. The Fund may engage in short sales, either to earn additional return or to hedge existing investments.

Leverage

As of September 30, 2020, the Fund uses leverage through borrowings. The Fund also may determine to issue preferred shares to add leverage to its portfolio. The Fund also may enter into other transactions that may give rise to a form of leverage or that have

Annual Report	September 30, 2020	47

Summary of Updated Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

leverage embedded in them including, among others, reverse repurchase agreements, dollar roll transactions, transactions involving inverse floaters and related securities, credit default swap contracts and other transactions. Other similar transactions include loans of portfolio securities, transactions involving derivative instruments, short sales and when-issued, delayed delivery, and forward commitment transactions.

Under normal market conditions, the Fund will not (i) enter into reverse repurchase agreements or dollar roll transactions, (ii) borrow money through loans or draw on lines of credit from banks or other credit facilities, (iii) issue preferred shares, or (iv) enter into derivatives transactions with the intention on the part of the Adviser to create investment leverage, if as a result the amount of investment leverage the Adviser determines to be attributable to the activities listed in (i) through (iv) above in the aggregate would exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through such activities) (the “50% leverage policy”). Derivatives transactions entered into by the Fund to hedge, manage or reduce risk or to equitize a cash position will not be considered to have been made for the purpose of creating investment leverage and therefore will not be subject to the 50% leverage policy; the Adviser generally will determine whether an investment has the effect of creating investment leverage by evaluating the effect of the investment on the exposure and risk profile of the Fund as a whole. It is possible that following the incurrence of any amount of investment leverage, the value of the assets of the Fund will decline due to market conditions or other factors and that the 50% leverage limit will as a result be exceeded.

Any line of credit, borrowings or other form of leverage used by the Fund is subject to renewal periodically, and there can be no assurance that the form of leverage will be renewed in the future.

The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors.

The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1⁄3% of its total assets.

Effects of Leverage

The Liquidity Agreement between the Fund and State Street Bank & Trust Company provides for credit availability for the Fund such that it may borrow up to $1 billion. As of September 30, 2020, the amount of total outstanding borrowings was $670,000,000. Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause the rate of interest to increase. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

Assuming the Fund uses leverage in the form of borrowings representing 28.82% of the Fund’s total managed assets (including the amounts of leverage obtained through such borrowings), which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2020, at an annual effective interest expense of 0.85% payable by the Fund on such borrowings (based on market interest rates as of September 30, 2020), the annual return that the Fund’s portfolio must experience in order to cover such costs of the borrowings would be 0.24%.

The information below is designed to illustrate the effects of leverage through the use of senior securities under the 1940 Act, and does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as reverse repurchase agreements, dollar roll transactions, credit default swaps, total return swaps or other derivative instruments. Of course, these figures are merely estimates based on current market conditions, used for illustration purposes only.

These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Portfolio Total Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share Total Return	(14.39)%	(7.37)%	(0.34)%	6.68%	13.71%

Common Shares total return is composed of two elements—the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and other Fund expenses) and gains or losses on the value of the securities and other

48	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2020

instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by Fund expenses and losses in the value of those investments.

The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties also may adversely affect and impair the Fund.

Market discount risk

As with any stock, the price of the Fund’s common shares of beneficial interest (the “Common Shares”) will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value (“NAV”). The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future, and they may trade at a price lower than NAV. In addition to the Fund’s NAV, the Fund’s market price may be affected by factors related to the Fund such as dividend payments (which will in turn be affected by Fund expenses, including the costs of the Fund’s leverage, amounts of interest payments made by the Fund’s portfolio holdings, appreciation/depreciation of the Fund’s portfolio holdings, regulations affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically.

Issuer risk

Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

An investment in Common Shares represents an indirect investment in the securities and other instruments owned by the Fund. The market price of securities and other instruments may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting markets generally, particular industries represented in those markets, or the issuer itself. The values of securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than bonds and other debt securities. Common Shares are subject to the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

Credit risk

Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. If an investment’s issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or

Annual Report	September 30, 2020	49

Summary of Updated Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt securities and other obligations of all kinds. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses in respect of all investments held by the Fund, and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Interest rate risk

Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s weighted average effective duration generally will fluctuate as interest rates change, the Common Share NAV and market price per share may tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may extend due to lower than expected rates of pre-payments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the securities’ value. In addition to directly affecting debt securities, rising interest rates also may have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. DoubleLine may use certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Yield curve risk is the risk associated with either a flattening or steepening of the yield curve. The yield curve is a representation of market interest rates of obligations with durations of different lengths. When the yield curve is “steep,” longer-term obligations bear higher rates of interest than similar shorter-term obligations; when the curve “flattens,” the difference between those interest rates is reduced. If the yield curve is “inverted,” longer term obligations bear lower interest rates than shorter term obligations. If the Fund’s portfolio is structured to perform favorably in a particular interest rate environment, a change in the yield curve could result in losses to the Fund.

Variable and floating rate debt securities are generally less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.

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Debt securities risk

In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

•

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Liquidity Risk—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

•

Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

•

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

•

Extension Risk—This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

•

Prepayment/Reinvestment Risk—Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

The Fund’s investments in debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and “synthetic” convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The market value of a debt security may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Foreign investing risk

Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

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Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the United Kingdom) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally notified the European Council of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the UK’s exit from the EU, which formally occurred on January 31, 2020. A transition period is taking place following the UK’s exit where the UK remains subject to EU rules but has no role in the EU law-making process. During this transition period, UK and EU representatives are negotiating the precise terms of their future relationship. There is still considerable uncertainty relating to the potential consequences associated with the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments.

If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Emerging markets risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such

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social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission (the “SEC”), the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Mortgage-backed securities risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Some issuers or servicers of mortgage-backed securities

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guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks. For example, the cash flows from the collateral held by the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the recession prompted by the 2008 financial crisis and potentially could begin to increase again. A decline in or flattening of housing values (as was experienced during the recession prompted by the 2008 financial crisis and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Reduced investor demand for mortgage-related securities could result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund.

The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

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Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans and other obligations underlying mortgage-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Collateralized Mortgage Obligations (“CMOs”) Risks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages (“ARMs”) Risks. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum

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amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risks. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Inverse Floaters and Related Securities Risks. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Collateralized debt obligations risk

CDOs include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including,

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but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-backed securities investment risk

Asset-backed securities in which the Fund may invest include obligations backed by, among others, motor vehicle installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be of sub-prime quality or made to an obligor with a sub-prime credit history.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. In addition, most or all securities backed by the collateral described above do not involve any credit enhancement provided by the U.S. government or any other party, and certain asset-backed securities do not have the benefit of a security interest in the related collateral.

Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

U.S. Government securities risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of

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all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself.

In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Sovereign debt obligations risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Loan risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

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The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation. In an assignment, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Highly Leveraged Transactions Risk. The Fund may invest in loans made in connection with highly leveraged transactions. Those loans are subject to greater credit and liquidity risks than other types of loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had

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involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund.

Limited Information Risk. Because there may be limited public or other information available regarding loan investments, the Fund’s investments in such instruments may be particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments until potentially a substantial period after the sale of the loans.

Inadequate Collateral or Guarantees Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. This risk is increased if the Fund’s loans are secured by a single asset. There can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. Moreover, the Fund’s security interests may be unperfected for a variety of reasons, including the failure to make a required filing by the servicer and, as a result, the Fund may not have priority over other creditors as it expected.

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Unsecured Loans Risk. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.

Servicer Risk. The Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

Below investment grade/high yield securities risk

Debt instruments rated below investment grade and debt instruments that are unrated and of comparable or lesser quality are predominantly speculative and considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, which include debt securities commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Distressed and defaulted securities risk

Distressed and defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and/or is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Leverage risk

The Fund’s use of leverage (as described under “Leverage” in the Fund’s Investment Objectives and Strategies above) creates the opportunity for increased net income and capital appreciation, but also creates special risks for the holders of common shares of beneficial interest (“Common Shareholders”). There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs. The interest expense payable by the

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Fund with respect to its reverse repurchase agreements, dollar roll transactions, borrowings and/or dividends payable with respect to any outstanding preferred shares may be based on shorter-term interest rates that periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses, dividend expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof should generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess would be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage, including interest expenses on borrowings, the dividend rate on any outstanding preferred shares and/or the cost of the use of reverse repurchase agreements and dollar rolls, could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing the return to Common Shareholders. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that the Fund’s use of leverage will result in a higher investment return on the Common Shares, and it may result in losses. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders and will reduce the investment return of the Common Shares.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the Fund’s creditors, counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar roll transactions or similar transactions to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund.

In addition to borrowings, an issuance of preferred shares, reverse repurchase agreements and/or dollar roll transactions or similar transactions, the Fund’s use of other transactions that may give rise to a form of leverage (including, among others, credit default swap contracts and other transactions, loans of portfolio securities, transactions involving derivative instruments, short sales, and when issued, delayed delivery, and forward commitment transactions) gives rise to the associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to Common Shareholders. The Fund also may seek to offset derivatives positions against one another or against other assets in an attempt to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any positions do not behave in relation to one another as expected by the Adviser, the Fund may perform as if it is leveraged through use of these derivative strategies.

Counterparties to the Fund’s other leveraging transactions (e.g., total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, futures and forward contracts, call and put options or other derivatives), if any, would have seniority over the Fund’s Common Shares.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), which could adversely affect the value or performance of the Fund and the Common Shares.

Additional or other new regulations or guidance issued by the SEC or the Commodity Futures Trading Commission (the “CFTC”) or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such leveraging and derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

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The Fund’s ability to utilize derivatives and leverage, invest in accordance with its principal investment strategies, and make distributions to Common Shareholders may also be limited by asset coverage requirements applicable to the use of certain transactions that may involve leverage, restrictions imposed by the Fund’s creditors, and guidelines or restrictions imposed by rating agencies that provide ratings for preferred shares or in connection with liquidity arrangements for preferred shares.

Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings), the Adviser has a financial incentive to cause the Fund to use leverage, which creates a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

REIT risk

The Fund may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage.

Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders.

Municipal bond risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or

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Summary of Updated Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax exempt.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax. The Fund does not expect to be eligible to pass the tax-exempt character of such interest through to Common Shareholders.

Foreign currency risk

Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. The Fund may use derivatives to acquire positions in currencies the values to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative.

The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

Credit default swaps risk

A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

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The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty. The value of the credit default swap to each party will change, at times significantly, based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The parties to a credit default swap may be required to post collateral to each other. If the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Hedging strategy risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks. For example, there may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Short sales and short position risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it typically borrows the security or other instrument sold short and delivers it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

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The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.

Convertible securities risk

The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

Preferred securities risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. In addition, preferred securities typically do not provide any voting rights, except in some cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Portfolio management risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objectives. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Valuation risk

Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

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Focused investment risk

A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Derivatives risk

The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.

The Fund’s use of derivatives involves counterparty risk. In the event a counterparty becomes insolvent, the Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Because most derivatives involve contractual arrangements with a counterparty, the Fund’s ability to enter into them requires a willing counterparty. The Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.

Derivatives may be difficult to value and highly illiquid and/or volatile. The Fund may not be able to close out or sell a derivatives position at a particular time or at an anticipated price. Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.

The Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

When it takes a derivatives position, the Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the derivatives position is open unless they are replaced with other appropriate assets. If markets move against the Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent the Fund from pursuing its investment objectives. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the derivative in question. If the Fund is unable to close out its position, it may be required to continue to maintain such assets or accounts or make such payments until the position expires or matures, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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On October 28, 2020, the SEC finalized a new rule that replaces longstanding SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact of the new rule of the Fund remains unclear, but the rule once effective, among other things, will require that the Fund limit its derivatives exposure through the application of one of two value-at-risk tests and will eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance. The Fund will also be required to adopt and implement a derivatives risk management program. While the full effect of the new rule on the Fund’s operations and its related costs are not known at this time, the rule could, among other things, restrict the Fund’s ability to use leverage, engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail the Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for the Fund. In addition, the Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions involving leverage to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue the Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected.

Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value.

Risks related to the Fund’s clearing broker and central clearing counterparty

Transactions in some types of swaps (including interest rate swaps and index credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. There is a risk that assets deposited by the Fund with any swaps or futures clearing member as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Similarly, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and the short market history of clearing houses.

Counterparty risk

The Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in realizing on any

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collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Structured products and structured notes risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Equity securities, small- and mid-capitalization companies and related market risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not

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specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Confidential information access risk

In managing the Fund, the Adviser may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

Other investment companies risk

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Restricted securities, Rule 144A/Regulation S securities risk

The Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Inflation/deflation risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a substantially lower price than the price at which the Fund last valued the investment for purposes of calculating its NAV or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance and may cause the Fund to hold an investment longer than the Adviser would otherwise determine. In addition, if the Fund sells investments with extended settlement times (e.g., certain kinds of loans), the settlement proceeds from the sales will not be available to the Fund for a substantial period of time. The Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund’s performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt

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securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile and may be more difficult to fair value than those of more liquid comparable investments.

Market disruption and geopolitical risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for certain investments held by the Fund, such as loans, may become highly illiquid. In such an event, the Fund may find it difficult to sell the investments it holds, and, for those investments it is able to sell in such circumstances, the sale price may be significantly lower than, and the trade settlement period may be longer than, anticipated.

Events surrounding the COVID-19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing political, social, economic, market and financial risks. These events may have a significant adverse effect on the Fund’s performance and on the liquidity of the Fund’s investments and have the potential to impair the ability of the Adviser or the Fund’s other service providers to serve the Fund and could lead to operational disruptions that negatively impact the Fund.

Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment. The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps in the past to support financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objectives and affect the Fund’s performance. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

Portfolio turnover risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates). Portfolio turnover risk includes the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

Legal and regulatory risk

Legal, tax and regulatory changes (which may apply with retroactive effect) could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or

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Summary of Updated Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

regulations may be imposed by the CFTC, the SEC, the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU and some other countries are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.

Rules implementing the credit risk retention requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund’s investment in asset-backed securities.

Tax risk

The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. Some of the income and gain that the Fund may recognize, such as income and gain from real estate assets received upon foreclosure of a loan held by the Fund, generally does not constitute qualifying income, and whether certain other income and gain that the Fund may recognize constitutes qualifying income is not certain. The Fund’s investments therefore may be limited by the Fund’s intention to qualify as a RIC and may bear on the Fund’s ability to so qualify.

If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

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Repurchase agreements risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss.

Zero-coupon bond risk

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Anti-takeover provisions risk

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Declaration of Trust could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Real estate risk

To the extent that the Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

LIBOR risk

The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR

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Summary of Updated Information Regarding the Fund (Cont.)	(Unaudited) September 30, 2020

is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Unrated securities risk

Unrated securities (which are not rated by a rating agency) may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

Operational and information security risks

The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodian, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Fund, the Adviser or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Adviser and the Fund do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Fund.

Fund Organizational Structure

Since the Fund’s last annual report to shareholders, there have been no changes in the Fund’s Declaration of Trust or By-laws that would delay or prevent a change of control of the Fund.

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Portfolio Managers	(Unaudited) September 30, 2020

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception), Luz M. Padilla (since the Fund’s inception) and Robert Cohen (since September 2016). Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 21, 2020 for shareholders of record as of the close of business on December 20, 2019 to re-elect John C. Salter, a Class I trustee nominee, for the Fund. The nominee John C. Salter was elected with 81,965,514 affirmative votes and 2,213,104 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

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Dividend Reinvestment Plan	(Unaudited) September 30, 2020

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

76	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2020

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

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Privacy Policy	(Unaudited) September 30, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

78	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2020

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Annual Report	September 30, 2020	79

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-DSL

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$155,000	$152,520
Audit-Related Fees	$10,000	N/A
Tax Fees	$10,324	$10,122
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%

All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	$10,324	$10,122
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Funds Trust

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

Proxy Voting, Corporate Actions and Class Actions

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust (the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) the DoubleLine Income Solutions Fund (“DSL”) and the DoubleLine Yield Opportunities Fund (“DLY” and, together with DBL, DSL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to), the DoubleLine Opportunistic Income Master Fund LP (and its related entities), the DoubleLine Opportunistic CMBS/CRE Fund LP (and its related entities), and the DoubleLine Mortgage Opportunities Master Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL, DSL and DLY) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.

DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•            For trustee nominees in uncontested elections

•            For management nominees in contested elections

•            For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•            For changing the company name

•            For approving other business

•            For adjourning the meeting

•            For technical amendments to the charter and/or bylaws

•            For approving financial statements

Capital Structure

•            For increasing authorized common stock

•            For decreasing authorized common stock

•            For amending authorized common stock

•            For the issuance of common stock, except against if the issued common stock has superior voting rights

•            For approving the issuance or exercise of stock warrants

•            For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•            For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•            For decreasing authorized preferred stock

•            For canceling a class or series of preferred stock

•            For amending preferred stock

•            For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•            For eliminating preemptive rights

•            For creating or restoring preemptive rights

•            Against authorizing dual or multiple classes of common stock

•            For eliminating authorized dual or multiple classes of common stock

•            For amending authorized dual or multiple classes of common stock

•            For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•            For a stock repurchase program

•            For a stock split

•            For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•            For merging with or acquiring another company

•            For recapitalization

•            For restructuring the company

•            For bankruptcy restructurings

•            For liquidations

•            For reincorporating in a different state

•            For spinning off certain company operations or divisions

•            For the sale of assets

•            Against eliminating cumulative voting

•            For adopting cumulative voting

Board of Trustees

•            For limiting the liability of trustees

•            For setting the board size

•            For allowing the trustees to fill vacancies on the board without shareholder approval

•            Against giving the board the authority to set the size of the board as needed without shareholder approval

•            For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•            For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•            For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•            Against a classified board

•            Against amending a classified board

•            For repealing a classified board

•            Against ratifying or adopting a shareholder rights plan (poison pill)

•            Against redeeming a shareholder rights plan (poison pill)

•            Against eliminating shareholders’ right to call a special meeting

•            Against limiting shareholders’ right to call a special meeting

•            For restoring shareholders’ right to call a special meeting

•            Against eliminating shareholders’ right to act by written consent

•            Against limiting shareholders’ right to act by written consent

•            For restoring shareholders’ right to act by written consent

•            Against establishing a supermajority vote provision to approve a merger or other business combination

•            For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•            For eliminating a supermajority vote provision to approve a merger or other business combination

•            Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•            Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•            For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•            Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•            Against establishing a fair price provision

•            Against amending a fair price provision

•            For repealing a fair price provision

•            For limiting the payment of greenmail

•            Against adopting advance notice requirements

•            For opting out of a state takeover statutory provision

•            Against opt into a state takeover statutory provision

Compensation

•            For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•            For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•            For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•            For limiting per-employee option awards

•            For extending the term of a stock incentive plan for employees

•             Case-by-case on assuming stock incentive plans

•            For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•            For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•            For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•            For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•            For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•            For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•            For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•            For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For approving an annual bonus plan

•            For adopting a savings plan

•            For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•            For adopting a deferred compensation plan

•            For approving a long-term bonus plan

•            For approving an employment agreement or contract

•            For amending a deferred compensation plan

•            For amending an annual bonus plan

•            For reapproving a stock option plan or bonus plan for purposes of OBRA

•            For amending a long-term bonus plan

Shareholder Proposals

•            For requiring shareholder ratification of auditors

•            Against requiring the auditors to attend the annual meeting

•            Against limiting consulting by auditors

•            Against requiring the rotation of auditors

•            Against restoring preemptive rights

•            For asking the company to study sales, spin-offs, or other strategic alternatives

•            For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•            Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•            Against eliminating the company’s discretion to vote unmarked proxy ballots.

•            For providing equal access to the proxy materials for shareholders

•            Against requiring a majority vote to elect trustees

•            Against requiring the improvement of annual meeting reports

•            Against changing the annual meeting location

•            Against changing the annual meeting date

•            Against asking the board to include more women and minorities as trustees.

•            Against seeking to increase board independence

•            Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•            Against requiring minimum stock ownership by trustees

•            Against providing for union or employee representatives on the board of trustees

•            For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•            For creating a nominating committee of the board

•            Against urging the creation of a shareholder committee

•            Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•            Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•            For adopting cumulative voting

•            Against requiring trustees to place a statement of candidacy in the proxy statement

•            Against requiring the nomination of two trustee candidates for each open board seat

•            Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•            For repealing a classified board

•            Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•            Against repealing fair price provisions

•            For restoring shareholders’ right to call a special meeting

•            For restoring shareholders’ right to act by written consent

•            For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•            For seeking to force the company to opt out of a state takeover statutory provision

•            Against reincorporating the company in another state

•            For limiting greenmail payments

•            Against advisory vote on compensation

•            Against restricting executive compensation

•            For enhancing the disclosure of executive compensation

•            Against restricting trustee compensation

•            Against capping executive pay

•            Against calling for trustees to be paid with company stock

•            Against calling for shareholder votes on executive pay

•            Against calling for the termination of trustee retirement plans

•            Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•            Against seeking shareholder approval to reprice or replace underwater stock options

•            For banning or calling for a shareholder vote on future golden parachutes

•            Against seeking to award performance-based stock options

•            Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•            Against requesting that future executive compensation be determined without regard to any pension fund income

•            Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•            Against requiring option shares to be held

•            For creating a compensation committee

•            Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•            For increasing the independence of the compensation committee

•            For increasing the independence of the audit committee

•            For increasing the independence of key committees

Social Issue Proposals

•            Against asking the company to develop or report on human rights policies

•            Against asking the company to limit or end operations in Burma

•            For asking management to review operations in Burma

•            For asking management to certify that company operations are free of forced labor

•            Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•            Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•            Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•            Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•            Against asking management to report on the company’s foreign military sales or foreign offset activities

•            Against asking management to limit or end nuclear weapons production

•            Against asking management to review nuclear weapons production

•            Against asking the company to establish shareholder-designated contribution programs

•            Against asking the company to limit or end charitable giving

•            For asking the company to increase disclosure of political spending and activities

•            Against asking the company to limit or end political spending

•            For requesting disclosure of company executives’ prior government service

•            Against requesting affirmation of political nonpartisanship

•            For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•            Against severing links with the tobacco industry

•            Against asking the company to review or reduce tobacco harm to health

•            For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•            For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•            Against asking the company to take action on embryo or fetal destruction

•            For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•            For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•            Against asking management to endorse the Ceres principles

•            For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•            For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•            For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•            For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•            Against asking the company to preserve natural habitat

•            Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•            Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•            For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•            Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•            For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•            Against asking management to drop sexual orientation from EEO policy

•            Against asking management to adopt a sexual orientation non-discrimination policy

•            For asking management to report on or review Mexican operations

•            Against asking management to adopt standards for Mexican operations

•            Against asking management to review or implement the MacBride principles

•            Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•            For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•            Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•            For requesting reports on sustainability, except against if the company has already issued a report in GRI format

History of Amendments:

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio.

Robert Cohen (Portfolio Manager since September 2016)

Mr. Cohen was named as DoubleLine’s Director of Global Developed Credit in September 2016. He has been a Portfolio Manager of DoubleLine since July 2012.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2020:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	37	$102,235	-	-

Other pooled investment vehicles	18	$8,171	2	$2,113

Other accounts	81	$26,048	2	$954

Luz M. Padilla

Registered investment companies	11	$12,335	-	-

Other pooled investment vehicles	2	$1,998	1	$1,972

Other accounts	5	$1,955	1	$503

Robert Cohen

Registered investment companies	6	$10,097	-	-

Other pooled investment vehicles	8	$4,078	7	$4,052

Other accounts	3	$1,325	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2020:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2020:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Luz M. Padilla	None
Robert Cohen	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not directly engage in securities lending activities during the period reported on this Form N-CSR. Refer to Credit Facility footnote in the financial statements for further information.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Income Solutions Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	December 3, 2020

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial Accounting Officer

Date	December 3, 2020